BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


NEW ISSUE COMPUTATIONAL MATERIALS (1)



$2,000,000,000


RASC SERIES 2001-KS3 TRUST
Issuer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2001-KS3





SEPTEMBER 5, 2001






This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION


THE INFORMATION CONTAINED IN THE ATTACHED MATERIALS (THE "INFORMATION") MAY INCLUDE VARIOUS FORMS OF PERFORMANCE ANALYSIS, SECURITY CHARACTERISTICS AND SECURITIES PRICING ESTIMATES FOR THE SECURITIES ADDRESSED. PLEASE READ AND UNDERSTAND THIS ENTIRE STATEMENT BEFORE UTILIZING THE INFORMATION. SHOULD YOU RECEIVE INFORMATION THAT REFERS TO THE "STATEMENT REGARDING ASSUMPTIONS AND OTHER INFORMATION," PLEASE REFER TO THIS STATEMENT INSTEAD.


     The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


STRUCTURAL SUMMARY (a)(b)(c)

------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
                                                                        PRINCIPAL       EXPECTED     SCHEDULED
                                 INITIAL                        WAL      LOCKOUT/          FINAL         FINAL   INITIAL RATING
               LOAN            PRINCIPAL      PASS-THROUGH  TO CALL        WINDOW   DISTRIBUTION  DISTRIBUTION   (MOODY'S/S&P/
   CLASS      GROUP              BALANCE              RATE   (YRS.)      (MONTHS)           DATE          DATE       FITCH)
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
 A-I-1           I          $286,981,000      Floating (e)     1.00        0/22        7/25/03       2/25/17    Aaa/AAA/AAA
 A-I-2           I            51,255,000         Fixed (f)     2.00       21/ 5       11/25/03      12/25/19    Aaa/AAA/AAA
 A-I-3           I           181,938,000         Fixed (f)     3.00       25/25       11/25/05       8/25/27    Aaa/AAA/AAA
 A-I-4           I            77,933,000         Fixed (g)     5.00       49/24       10/25/07       9/25/29    Aaa/AAA/AAA
 A-I-5           I            90,393,000      Fixed (g)(h)     8.11       72/32        5/25/10       9/25/31    Aaa/AAA/AAA
 A-I-6           I            85,000,000      Fixed (g)(l)     6.50       36/68        5/25/10       9/25/31    Aaa/AAA/AAA
 A-IO            I                   (d)         Fixed (i)     1.04(k)    11/19        3/25/04       3/25/04    Aaa/AAA/AAA
 M-I-1           I            34,000,000         Fixed (g)     5.79       36/68        5/25/10       9/25/31     Aa2/AA/AA
 M-I-2           I            25,500,000         Fixed (g)     5.79       36/68        5/25/10       9/25/31       A2/A/A
 M-I-3           I            17,000,000         Fixed (g)     5.07       36/68        5/25/10       9/25/31    Baa2/BBB/BBB
 A-II           II         1,040,750,000   Floating (h)(j)     2.50        0/83        8/25/08       9/25/31    Aaa/AAA/AAA
 M-II-1         II            46,000,000   Floating (h)(j)     4.69       37/46        8/25/08       9/25/31     Aa2/AA/AA
 M-II-2         II            34,500,000   Floating (h)(j)     4.66       36/47        8/25/08       9/25/31       A2/A/A
 M-II-3         II            28,750,000   Floating (h)(j)     4.18       36/47        8/25/08       9/25/31    Baa2/BBB/BBB
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
   TOTAL                  $2,000,000,000
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------

NOTES:    (a)  The principal balance of each class of Certificates is subject to a 5% variance.

          (b) Prepayment Speed Assumption: Loan Group I: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter); Loan Group II: 28% CPR.

          (c) The Certificates will each be priced to the 10% clean-up call of the related loan group.

          (d) The applicable notional principal balance will be equal to the lesser of (I) for the first 12 distribution dates $[255,000,000]; for the next 12 distribution dates, $[204,000,000]; for the next 6 distribution dates, $[85,000,000]; and thereafter, $0, and (II) the pool balance.

          (e) The lesser of (i) one-month LIBOR plus the applicable spread per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for payments of interest on the Class A-IO Certificates.

          (f) From the October 2001 distribution date through the March 2004 distribution date, the related pass-through rate will be the lesser of (i) the related fixed rate per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for payments of interest on the Class A-IO Certificates.

          (g) The related pass-through rate will be the lesser of (i) the related fixed rate per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for interest payable on the Class A-IO Certificates.

          (h) The pass-through rate for the Class A-I-5 Certificates will increase by 0.50% per annum on the first distribution date after the first possible optional termination date for Loan Group I. Likewise, the applicable spread for the Class A-II Certificates will double and the applicable spread for the Class M-II Certificates will increase by a 1.5 multiple on the first distribution date after the first possible optional termination date for Loan Group II

          (i) From the October 2001 distribution date through the March 2004 distribution date, [5.00]% per annum. Thereafter, 0.00% per annum.

          (j) The lesser of (i) one-month LIBOR plus the applicable spread per annum and (ii) the Group II maximum rate.

          (k)  Duration.

          (l)  Lockout bond.


COLLATERAL

     - Two loan groups: Loan Group I (Fixed) and Loan Group II (ARMs). Loan Group I will consist solely of fixed-rate subprime home equity loans secured by first liens (96.02%) and second liens (3.98%) on mortgaged properties. Loan Group II will consist of adjustable-rate subprime home equity loans secured by first liens on mortgaged properties.
     - The collateral information presented herein is based on the `Statistical Calculation Date' as of August 1, 2001. The actual pool balance as of the Closing Date will be approximately $850,000,000 with respect to Loan Group I and $1,150,000,000 with respect to Loan Group II.

CREDIT ENHANCEMENT
     -    Subordination
     -    Excess cash flow
     - Limited cross-collateralization of excess cash flow between the two loan groups

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SUMMARY OF TERMS

   ISSUER:                         RASC Series 2001-KS3 Trust

   DEPOSITOR:                      Residential Asset Securities Corporation

   MASTER SERVICER:                Residential Funding Corporation

   LEAD MANAGER:                   Bear, Stearns & Co. Inc.

   CO-MANAGERS:                    JPMorgan
                                   Residential Funding Securities Corporation
                                   Salomon Smith Barney
                                   Banc of America Securities LLC
                                   Banc One Capital Corporation

   TRUSTEE:                        [Bankers Trust Company of California, N.A.]

   STATISTICAL CALCULATION DATE:   August 1, 2001

   CUT-OFF DATE:                   September 1, 2001

   CLOSING DATE:                   On or about September 26, 2001

   DISTRIBUTION DATE:              25th day of each month (or the next business
                                   day), commencing October 2001

   FORM OF CERTIFICATES:           The Certificates will be available in
                                   book-entry form through DTC, Clearstream and Euroclear.

   MINIMUM DENOMINATIONS:          $25,000 and integral multiples of $1 in
                                   excess thereof.

   ERISA CONSIDERATIONS:           The offered certificates may be purchased by
                                   persons investing assets of employee benefit plans or individual retirement accounts, subject to considerations set forth in the prospectus supplement.

   SMMEA ELIGIBILITY:              The offered certificates will NOT be
                                   'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

   FEDERAL TAX ASPECTS:            The Trust will be established as one or more
                                   REMICs for federal income tax purposes.

   ASSETS OF THE TRUST:            The certificates in the aggregate will
                                   evidence the entire beneficial ownership interest in the trust. The trust will consist of: (a) the mortgage loans; (b) the assets as from time to time are identified as deposited in respect of the mortgage loans in the custodial account and in the certificate account and belonging to the trust; (c) property acquired by foreclosure of the mortgage loans or deed in lieu of foreclosure; (d) any applicable mortgage insurance policies and standard hazard insurance policies; and (e) all proceeds of the foregoing.

   MORTGAGE INSURANCE POLICY:      The depositor will acquire a mortgage
                                   insurance policy for certain first lien
                                   mortgage loans with current LTV ratios in excess of 65%. The insured mortgage loans are called the covered mortgage loans.
                                   Approximately [58]% of the mortgage loans in Loan Group I and [68]% of the mortgage loans in Loan Group II will be covered mortgage loans. The mortgage insurance policy for the covered mortgage loans will be issued by PMI
                                   Mortgage Insurance Co., called the mortgage insurer.

   ADJUSTABLE RATE CERTIFICATES:   The Class A-I-1 Certificates and the Loan
                                   Group II Certificates.

   FIXED RATE CERTIFICATES:        All classes of offered certificates except
                                   for the Adjustable Rate Certificates.

   AVAILABLE DISTRIBUTION AMOUNT:  For any distribution date and each loan group, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any subservicer: (a) the aggregate amount of scheduled payments on the related mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the related master servicing fees and subservicing fees, which are collectively referred to as the servicing fees, and, for the applicable mortgage loans, the premium payable on the mortgage insurance policy which, when added to the servicing fees, is collectively referred to as the expense fees;
                                   (b) certain unscheduled payments, including mortgagor prepayments on the related mortgage loans, insurance proceeds, liquidation proceeds and proceeds from repurchases of and substitutions for the related mortgage loans occurring during the preceding calendar month; and (c) all advances on the related mortgage loans made for that distribution date.


                                   With respect to any distribution date, the `due period' is the calendar month in which that distribution date occurs, the `determination date' is the 20th day of the month in which that distribution date occurs or, if that day is not a business day, the immediately succeeding business day, and the `due date' is the date on which a monthly payment for a mortgage loan is due.

   ACCRUED CERTIFICATE INTEREST:   For any distribution date and class of
                                   offered certificates, an amount equal to interest accrued during the related Interest
                                   Accrual Period on the Certificate Principal
                                   Balance of the certificates of that class immediately prior to that distribution date at the related pass-through rate less interest shortfalls from the related loan group, if any, allocated thereto for that distribution date, including:

                                   o the interest portions of Realized Losses on the related loan group, including Excess Special Hazard Losses, Excess Fraud Losses and Extraordinary Losses not allocated through subordination;

                                   o the interest portion of any advances for the related loan group that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses; and

                                   o any other interest shortfalls for the
                                   related loan group, including interest
                                   shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations, all allocated as described below.

                                   Any reductions will be allocated among the holders of all related classes of certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been payable on that distribution date absent these reductions. Accrued Certificate Interest on each class of offered certificates will be distributed on a pro rata basis. Accrued Certificate Interest on the Fixed Rate Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on the Adjustable Rate Certificates will be calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

   INTEREST ACCRUAL PERIOD:        For the Fixed Rate Certificates, the calendar
                                   month preceding the month in which the
                                   distribution date occurs. For the Adjustable
                                   Rate Certificates, (a) for the distribution date in October 2001, the period commencing on the closing date and ending on the day preceding the distribution date in October
                                   2001, and (b) with respect to any
                                   distribution date after the distribution date in October 2001, the period commencing on the distribution date on the month immediately preceding the month in which the distribution date occurs and ending on the day preceding the distribution date.

   INTEREST DISTRIBUTION AMOUNT:   For either loan group on any distribution
                                   date, the aggregate amount of Accrued
                                   Certificate Interest to be distributed to the holders of the related classes of offered certificates for that distribution date MINUS any related Net Prepayment Interest
                                   Shortfalls.

   NET PREPAYMENT INTEREST
   SHORTFALL:                      For either loan group on any distribution
                                   date, the aggregate amount of Prepayment
                                   Interest Shortfalls for that loan group that
                                   is not covered by: (a) Eligible Master
                                   Servicing Compensation for that loan group,
                                   (b) Eligible Master Servicing for the other
                                   loan group remaining after covering
                                   Prepayment Interest Shortfalls for that other
                                   loan group; (c) available Excess Cash Flow
                                   from that loan group; and (d) available
                                   Excess Cash Flow from the other loan group.

   ELIGIBLE MASTER SERVICING
   COMPENSATION:                   For either loan group and any distribution
                                   date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal
                                   Balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the master servicing fee payable to the master servicer in respect of its master servicing activities and reinvestment income received by the master servicer on amounts payable on that distribution date.

   EXCESS CASH FLOW:               For either loan group on any distribution
                                   date, the excess of the related Available
                                   Distribution Amount over the sum of (a) the Interest Distribution Amount for the related classes of offered certificates and (b) the related Basic Principal Amount.

   EXCESS LOSSES:                  Excess Fraud Losses and Excess Special Hazard
                                   Losses, collectively

   EXCESS FRAUD LOSSES:            For either loan group, Fraud Losses on the
                                   mortgage loans in that loan group in excess of the applicable Fraud Loss Amount (as described more fully herein).

   EXCESS SPECIAL HAZARD LOSSES:   For either loan group, Special Hazard Losses
                                   on the mortgage loans in that loan group in excess of the applicable Special Hazard
                                   Amount (as described more fully herein).

   EXTRAORDINARY LOSSES:           Realized Losses occasioned by war, civil
                                   insurrection, certain governmental actions, nuclear reaction and certain other risks.

   LOAN GROUP II BASIS RISK
   SHORTFALL:                      The excess of (x) Accrued Certificate
                                   Interest on a class of Loan Group II
                                   Certificates, calculated as a rate equal to One-Month LIBOR plus the applicable spread over (y) Accrued Certificate Interest on that class calculated at the then-applicable pass-through rate.

   STATED PRINCIPAL BALANCE:       For any mortgage loan as of any date of
                                   determination, the principal balance thereof as of the cut-off date, after application of all scheduled principal payments due in the month of the cut-off date, whether or not received, reduced by all amounts allocable to principal that have been distributed to certificateholders with respect to that mortgage loan on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of certificates on or before the date of determination.

   CERTIFICATE PRINCIPAL BALANCE:  For any offered certificate as of any date of determination, an amount equal to the initial Certificate Principal Balance of that certificate, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that certificate, and (b) any reductions in the Certificate Principal Balance of that certificate deemed to have occurred in connection with allocations of Realized Losses in the manner described in the prospectus supplement. The Certificate Principal Balance of each class of Class SB Certificates is equal to the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans in the related loan group over (b) the aggregate Certificate Principal Balance of the Loan Group I Certificates or the Loan Group II Certificates, as applicable.

   PRINCIPAL DISTRIBUTION AMOUNT:  For either loan group on any distribution date, the sum of: (1) the related Basic
                                   Principal Amount and (2) the amount of any related Subordination Increase Amount for that distribution date.

                                   In no event will the Principal Distribution
                                   Amount with respect to a Loan Group and any distribution date be (x) less than zero or
                                   (y) greater than the outstanding Certificate
                                   Principal Balance of the related offered certificates.

   BASIC PRINCIPAL AMOUNT:         As to either loan group and distribution
                                   date, the excess, if any, of (x) the
                                   Principal Remittance Amount for that loan group and distribution date over (y) the Subordination Reduction Amount, if any, for that loan group and distribution date.

   PRINCIPAL REMITTANCE AMOUNT:    For either loan group on any distribution
                                   date, the sum of the following amounts
                                   relating to the mortgage loans in that loan group: (1) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (2) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of a substitution, amounts representing a principal adjustment as required by the pooling and servicing agreement during the preceding calendar month; and (3) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

   STEPDOWN DATE:                  As to either loan group, the later of (x) the
                                   distribution date in October 2004 and (y) the first distribution date on which the related
                                   Senior Enhancement Percentage is greater than or equal to the applicable Specified
                                   Enhancement Percentage.

   CLASS A-I-6 LOCKOUT
   DISTRIBUTION AMOUNT:            For any distribution date, the product of (x)
                                   the Class A-I-6 Lockout Percentage for that distribution date and (y) the Class A-I-6 Pro
                                   Rata Distribution Amount for that
                                   distribution date. In no event will the Class
                                   A-I-6 Lockout Distribution Amount for a
                                   distribution date exceed the Principal
                                   Distribution Amount for Loan Group I for that distribution date.

   CLASS A-I-6 LOCKOUT PERCENTAGE: For each distribution date, the applicable percentage set forth below:

                                   DISTRIBUTION DATES         LOCKOUT PERCENTAGE
                                   ---------------------------------------------
                                   October 2001 through
                                   September 2004                 (0.00%)
                                   October 2004 through
                                   September 2006                (45.00%)
                                   October 2006 through
                                   September 2007                (80.00%)
                                   October 2007 through
                                   September 2008               (100.00%)
                                   October 2008 and thereafter  (300.00%)


   CLASS A-I-6 PRO RATA
   DISTRIBUTION AMOUNT:            For any distribution date, an amount equal to
                                   the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that distribution date and the denominator of which is the aggregate
                                   Certificate Principal Balance of the Class
                                   A-I Certificates immediately prior to that distribution date and (y) the Principal
                                   Distribution Amount with respect to Loan
                                   Group I for that distribution date.

   CLASS A PRINCIPAL DISTRIBUTION
   AMOUNT: With respect to either loan group and any distribution date, the excess of (x) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to that distribution date over (y) the lesser of (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   CLASS M-1 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution
                                   Amount and (2) the Certificate Principal
                                   Balance of the related Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (1) the applicable
                                   Subordination Percentage of the Stated
                                   Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated
                                   Principal Balance of the mortgage loans in that loan group minus the related
                                   Subordination Floor.

   CLASS M-2 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A and Class M-1
                                   Certificates, after taking into account the distribution of the related Class A and Class
                                   M-1 Principal Distribution Amount and (2) the
                                   Certificate Principal Balance of the related
                                   Class M-2 Certificates immediately prior to that distribution date over (y) the lesser of
                                   (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   CLASS M-3 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A, Class M-1 and
                                   Class M-2 Certificates, after taking into account the distribution of the related Class
                                   A, Class M-1 and Class M-2 Principal
                                   Distribution Amount and (2) the Certificate
                                   Principal Balance of the related Class M-3
                                   Certificates immediately prior to that
                                   distribution date over (y) the lesser of (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   SPECIFIED ENHANCEMENT
   PERCENTAGE:                     For Loan Group I, [19.00]%. For Loan Group
                                   II, [20.00]%.

   SUBORDINATION PERCENTAGES:      As to any class of offered certificates, the
                                   respective amount set forth below:

                                   CLASS                   PERCENTAGE
                                   Class A-I               [81.00]%
                                   Class M-I-1             [89.00]%
                                   Class M-I-2             [95.00]%
                                   Class M-I-3             [99.00]%
                                   Class A-II              [80.00]%
                                   Class M-II-1            [88.00]%
                                   Class M-II-2            [94.00]%
                                   Class M-II-3            [99.00]%


   PRIORITY OF DISTRIBUTIONS:      INTEREST  DISTRIBUTIONS
                                   On each distribution date, holders of the Loan Group I and Loan Group II Certificates will be entitled to receive the Interest
                                   Distribution Amount for the related loan group. If an Interest Distribution Amount is reduced due to Net Prepayment Interest
                                   Shortfalls, those shortfalls will be
                                   allocated among the related classes of
                                   offered certificates based on their
                                   respective amounts of Accrued Certificate
                                   Interest payable on future distribution dates to the extent of Excess Cash Flow. In addition, any Loan Group II Basis Risk
                                   Shortfalls will bear interest at the
                                   pass-through rate for the applicable class, as adjusted from time to time, and will be payable on future distribution dates to the extent of Excess Cash Flow available for that purpose.

                                   PRINCIPAL DISTRIBUTIONS
                                   For a loan group and each distribution date
                                   (a) prior to the related Stepdown Date or (b) on which a related Trigger Event is in effect, the related Principal Distribution Amount will be distributed as follows:

                                   1)   To the related Class A Certificates,
                                        allocated as described below, until the
                                        aggregate Certificate Principal Balance
                                        of those Class A Certificates has been
                                        reduced to zero;
                                   2)   To the related Class M-1 Certificates,
                                        until reduced to zero;
                                   3)   To the related Class M-2 Certificates,
                                        until reduced to zero;
                                   4)   To the related Class M-3 Certificates,
                                        until reduced to zero.

                                   For a loan group and each distribution date
                                   (a) on or after the related Stepdown Date and
                                   (b) on which a related Trigger Event is not in effect, the related Principal Distribution Amount will be distributed as follows:

                                   1)   The lesser of (x) the Principal
                                        Distribution Amount and (y) the Class A
                                        Principal Distribution Amount, to the
                                        related Class A Certificates, allocated
                                        as described below, until the aggregate
                                        Certificate Principal Balance of those
                                        Class A Certificates is reduced to zero;
                                   2)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above, and (y) the Class M-1 Principal Distribution Amount, to the related Class M-1 Certificates, until such balance is reduced to zero;
                                   3)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above and to the holders of the Class M-1 Certificates under the clause second above, and (y) the Class M-2 Principal Distribution Amount, to the related Class M-2 Certificates, until such balance is reduced to zero;
                                   4)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above, to the holders of the Class M-1 Certificates under the clause second above and to the holders of the Class M-2 Certificates under the clause third above, and (y) the Class M-3 Principal Distribution Amount, to the related Class M-3 Certificates, until such balance is reduced to zero.

                                   Distributions of the Principal Distribution
                                   Amount or the Class A Principal Distribution
                                   Amount, as applicable, for Loan Group I to the Class A-I Certificates on each distribution date will be made as follows:

                                   1)   To the Class A-I-6 Certificates, in an
                                        amount equal to the Class A-I-6 Lockout
                                        Distribution Amount for that
                                        distribution date, until such balance is reduced to zero;
                                   2)   To the Class A-I-1 Certificates, until
                                        such balance is reduced to zero;
                                   3)   To the Class A-I-2 Certificates, until
                                        such balance is reduced to zero;
                                   4)   To the Class A-I-3 Certificates, until
                                        such balance is reduced to zero;
                                   5)   To the Class A-I-4 Certificates, until
                                        such balance is reduced to zero;
                                   6)   To the Class A-I-5 Certificates, until
                                        such balance is reduced to zero;
                                   7)   To the Class A-I-6 Certificates, until
                                        such balance is reduced to zero.

                                   The Principal Distribution Amount or the
                                   Class A Principal Distribution Amount, as applicable, with respect to Loan Group II will be distributed on each distribution date to the Class A-II Certificates until such balance is reduced to zero.

                                   EXCESS CASH FLOW
                                   The "Excess Cash Flow" from a loan group for any distribution date will derive primarily from the amount by which the interest accrued or advanced on the mortgage loans in that loan group exceeds the sum of (a) interest at the related pass-through rates on the related classes of offered certificates and (b) fees due the mortgage insurer for the applicable mortgage loans and accrued servicing fees in respect of that loan group. On each distribution date, the Excess Cash Flow for each Loan Group will be applied in the following order of priority.

                                   1)   To pay to the holders of the related
                                        offered certificates the principal
                                        portion of Realized Losses, other than a portion of Excess Losses and
                                        Extraordinary Losses, incurred on the
                                        mortgage loans in that loan group for
                                        the preceding calendar month;
                                   2)   To pay to the holders of the other
                                        offered certificates the principal
                                        portion of Realized Losses, other than a portion of Excess Losses and
                                        Extraordinary Losses, incurred on the
                                        mortgage loans in the other loan group
                                        for the preceding calendar month to the
                                        extent not covered by Excess Cash Flow
                                        from the other loan group;
                                   3)   (a) in the case of Loan Group I, to pay
                                        any Subordination Increase Amount with
                                        respect to Loan Group I and (b) in the
                                        case of Loan Group II, first to fund the Class A-II Basis Risk Reserve Fund up to $10,000 and then to pay any Subordination Increase Amount respect to Loan Group II;
                                   4)   [To pay the Subordination Increase
                                        Amount for the other loan group to the
                                        extent not covered by the Excess Cash
                                        Flow for the other loan group;]
                                   5)   To pay to the holders of the related
                                        offered certificates the amount of any
                                        Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;
                                   6)   To pay to the holders of the other
                                        offered certificates the amount of any
                                        Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation and Excess Cash Flow from the other loan group on that distribution date;
                                   7)   To pay to the holders of the related
                                        offered certificates any Prepayment
                                        Interest Shortfalls remaining unpaid
                                        from prior distribution dates together
                                        with interest thereon;
                                   8)   To pay to the holders of the other
                                        offered certificates any Prepayment
                                        Interest Shortfalls remaining unpaid
                                        from prior distribution dates together
                                        with interest thereon, to the extent not covered by Excess Cash Flow from the other loan group;
                                   9)   To pay to the holders of the related
                                        offered certificates, sequentially, in
                                        order of payment priority, beginning
                                        with the related Class A Certificates,
                                        and in the case of the Class A-I
                                        Certificates, on a pro rata basis, among the classes of Class A-I Certificates, any related Allocated Loss Amounts;
                                   10)  To pay to the holders of the other
                                        offered certificates any related
                                        Allocated Loss Amounts to the extent not covered by Excess Cash Flow from the other loan group;
                                   11)  in the case of Loan Group II, to pay to
                                        the Loan Group II Basis Risk Reserve
                                        Fund for distribution to the holders of
                                        the Loan Group II Certificates the
                                        amount of any Loan Group II Basis Risk
                                        Shortfalls for the current distribution
                                        date and any Loan Group II Basis Risk
                                        Shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon; and
                                   12)  To pay to the holders of the related
                                        class of Class SB Certificates and Class
                                        R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

   SUBORDINATED AMOUNT:            For either loan group on any distribution
                                   date, the excess, if any, of (a) the
                                   aggregate Stated Principal Balances of the mortgage loans in that group after giving effect to distributions of principal to be made on that distribution date over (b) the Certificate Principal Balance of the related offered certificates as of that distribution date, after taking into account the payment to those offered certificates of the related
                                   Basic Principal Amount.

   SUBORDINATION INCREASE AMOUNT:  For either loan group on any distribution date, the lesser of (x) the amount of Excess
                                   Cash Flow for that loan group remaining after covering realized losses for that loan group and, if necessary, the other loan group, and
                                   (y) the related Subordination Deficiency. For each loan group and the first [two] distribution dates, the Subordination Increase Amount will be zero.

   SUBORDINATION REDUCTION AMOUNT: For either loan group on any distribution date, the lesser of (a) the Excess
                                   Subordinated Amount for that loan group and
                                   (b) the amount of the related Principal
                                   Remittance Amount.

   SUBORDINATION DEFICIENCY:       As to either loan group and any distribution
                                   date, the excess of any of (x) the related
                                   Targeted Subordination Amount over (y) the related Subordinated Amount after giving effect to the distribution of the related
                                   Basic Principal Amount on that distribution date.

   SUBORDINATION FLOOR:            As to either loan group, an amount equal to
                                   0.50% of the aggregate original Certificate
                                   Principal Balance of the related offered certificates.

   EXCESS SUBORDINATED AMOUNT:     For either loan group on any distribution
                                   date, the excess, if any, of (a) the related
                                   Subordinated Amount on that distribution date over (b) the related Targeted Subordinated
                                   Amount.

   TRIGGER EVENT:                  As to either loan group and any distribution
                                   date on or after the related Stepdown Date,
                                   (1) the product of (x) 1.10 in the case of Loan Group I and 1.25 in the case of Loan
                                   Group II and (y) the related Sixty-Plus
                                   Delinquency Percentage, equals or exceeds (2) the related Senior Enhancement Percentage for that distribution date.

   TARGETED SUBORDINATED AMOUNT:   For either loan group and

                                   (1)  the first [two] distribution dates,
                                        zero; and

                                   (2)  any distribution date thereafter, the
                                        product of (x) [0.50]% in the case of
                                        Loan Group I and [0.50]% in the case of
                                        Loan Group II and (y) the aggregate
                                        Stated Principal Balance as of the
                                        cut-off date of the mortgage loans in
                                        that loan group.

   ALLOCATED LOSS AMOUNT:          As to any loan group, related class of
                                   offered certificates and distribution date, the sum of (x) the amount of Realized Losses, other than Excess Losses, for that loan group and the related due period that are allocated to that class of certificates and (y) any portion of the Realized Losses, other than Excess Losses, allocated to that class of certificates on the prior distribution date that has not been reimbursed.

   SIXTY-PLUS DELINQUENCY
   PERCENTAGE:                     With respect to either loan group and any
                                   distribution date, the arithmetic average, for each of the three distribution dates ending with the applicable distribution date, of the percentage equivalent of a fraction, the numerator of which is the aggregate
                                   Stated Principal Balance of the mortgage loans in that loan group that are 60 or greater days delinquent in payment of principal and interest for the relevant distribution date, including mortgaged loans in foreclosure and REO, and the denominator of which is the aggregate Stated Principal
                                   Balance of all of the mortgage loans in that loan group immediately preceding the relevant distribution date.

   SENIOR ENHANCEMENT PERCENTAGE:  As to either loan group and any distribution date, the percentage equivalent of a
                                   fraction, (i) the numerator of which is the sum of (x) the aggregate Certificate Principal Balance of the related Class M Certificates immediately prior to that distribution date and (y) the related Subordinated Amount and (ii) the denominator of which is the aggregate Stated Principal Balance of the mortgage loans in that loan group as of the end of the preceding due period.

   ALLOCATION OF LOSSES:           The subordination provided to the Class A
                                   Certificates by the related Class M
                                   Certificates, and to a class of Class M
                                   Certificates by the related class or classes of Class M Certificates with a lower payment priority, will cover Realized Losses in the mortgage loans that are defaulted mortgage loans, Fraud Losses and Special Hazard
                                   Losses, subject to the limitations set forth below and in the pooling and servicing agreement. Any Realized Losses that are not Excess Losses or Extraordinary Losses for a loan group will be allocated in the following order of priority:

                                   1)   To Excess Cash Flow for that loan group
                                        for the related distribution date;

                                   2)   To the Excess Cash Flow for the other
                                        loan group, to the extent remaining
                                        after covering Realized Losses on the
                                        mortgage loans in that other loan group
                                        for the related distribution date;

                                   3)   To the related Class SB Certificates,
                                        which represent the Subordinated Amount, until that Subordinated Amount is reduced to zero;

                                   4)   To the related Class M-3 Certificates,
                                        until reduced to zero;

                                   5)   To the related Class M-2 Certificates,
                                        until reduced to zero;

                                   6)   To the related Class M-1 Certificates,
                                        until reduced to zero;

                                   7)   Among the Class A Certificates related
                                        to the loan group that incurred the
                                        Realized Loss, allocated among the
                                        applicable classes of Class A
                                        Certificates on a pro rata basis.

                                   Any Excess Losses or Extraordinary Losses with respect to each loan group will be allocated to the related offered certificates on a pro rata basis and in an aggregate amount equal to the percentage of the loss equal to the then aggregate Certificate Principal Balance of the related offered certificates divided by the then aggregate Stated Principal Balance of the mortgage loans in the related loan group, in each case subject to the limitations set forth in the pooling and servicing agreement, and the remainder of Realized Losses will be allocated to the related Class SB Certificates.

                                   The initial Special Hazard Amount will be
                                   $[8,500,000] with respect to Loan Group I and $[11,500,000] with respect to Loan Group II. As of any date of determination and with respect to either loan group, the Special Hazard Amount shall equal the respective initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses with respect to that loan group and (B) the related adjustment amount (as described more fully in the pooling and servicing agreement).

                                   The initial Fraud Loss Amount initially will be $[25,500,000] for Loan Group I and $[34,500,000] for Loan Group II. As of any date of determination and with respect to either loan group, the related Fraud Loss Amount shall equal:

                                   (X) prior to the first anniversary of the cut-off date an amount equal to 3.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the cut-off date minus the aggregate amounts allocated through subordination with respect to Fraud Losses with respect to such loan group up to such date of determination;

                                   (Y) from the first to the second anniversary of the cut-off date, an amount equal to

                                        (1)  the lesser of (a) the Fraud Loss
                                             Amount for that loan group as of
                                             the most recent anniversary of the
                                             cut-off date and (b) 2.00% of the
                                             aggregate principal balance of all
                                             of the mortgage loans in the
                                             related loan group as of the most
                                             recent anniversary of the cut-off
                                             date minus

                                        (2)  the aggregate amount allocated
                                             through subordination with respect
                                             to Fraud Loss with respect to that
                                             loan group since the most recent
                                             anniversary of the cut-off date up
                                             to such date of determination; and

                                   (Z) from the second anniversary of the
                                   cut-off date and each anniversary thereafter, an amount equal to

                                        (1)  the lesser of (a) the Fraud Loss
                                             Amount for that loan group as of
                                             the most recent anniversary of the
                                             cut-off date and (b) 1.00% of the
                                             aggregate principal balance of all
                                             of the mortgage loans in the
                                             related loan group as of the most
                                             recent anniversary of the cut-off
                                             date minus

                                        (2)  the aggregate amount allocated
                                             through subordination with respect
                                             to Fraud Loss with respect to that
                                             loan group since the most recent
                                             anniversary of the cut-off date up
                                             to such date of determination.

                                   Each Special Hazard Amount and Fraud Loss
                                   Amount is subject to further reduction as described in the prospectus.

   ADVANCES:                       Prior to each distribution date, the master
                                   servicer is required to make advances, out of its own funds, with respect to any payments of principal or interest, net of the related servicing fee, that were due on the mortgage loans in any loan group during the related due period and not received as of the last business day next preceding the related determination date. The master servicer will advance funds only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

   MONTHLY FEES:                   The weighted average expense fee rate for
                                   each loan group, which consists of the
                                   servicing fee, the master servicing fee and the mortgage insurer fee, is as follows:

                                   Loan Group I:    Approximately [0.87]% per
                                                    annum, payable monthly;
                                   Loan Group II:   Approximately [1.06]% per
                                                    annum, payable monthly.

   OPTIONAL TERMINATION:           At its option, on any distribution date when
                                   the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, is less than 10% of the initial aggregate Stated Principal Balance of the related loan group, the master servicer may purchase from the trust all remaining Group I
                                   Loans or Group II Loans, as applicable, and other assets related thereto, and thereby effect early retirement of the Loan Group I
                                   Certificates or the Loan Group II
                                   Certificates.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST

                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-1 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  10.82         1.47         1.21         1.00          0.86         0.78
MODIFIED DURATION (YEARS)                              8.48         1.40         1.15         0.96          0.83         0.76
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                             11/25/16      7/25/04     12/25/03      7/25/03       3/25/03      1/25/03
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               182           34           27           22            18           16
ILLUSTRATIVE YIELD @ PAR (30/360)                    3.760%       3.760%       3.760%       3.760%        3.760%       3.760%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  16.67         3.14         2.50         2.00          1.68         1.49
MODIFIED DURATION (YEARS)                             11.01         2.84         2.29         1.86          1.57         1.40
FIRST PRINCIPAL PAYMENT                            11/25/16      7/25/04     12/25/03      7/25/03       3/25/03      1/25/03
LAST PRINCIPAL PAYMENT                              9/25/19      3/25/05      6/25/04     11/25/03       7/25/03      4/25/03
PRINCIPAL LOCKOUT (MONTHS)                              181           33           26           21            17           15
PRINCIPAL WINDOW (MONTHS)                                35            9            7            5             5            4
ILLUSTRATIVE YIELD @ PAR (30/360)                    5.080%       4.990%       4.970%       4.930%        4.900%       4.870%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  22.30         5.05         3.87         3.00          2.42         2.12
MODIFIED DURATION (YEARS)                             12.64         4.29         3.40         2.70          2.21         1.95
FIRST PRINCIPAL PAYMENT                             9/25/19      3/25/05      6/25/04     11/25/03       7/25/03      4/25/03
LAST PRINCIPAL PAYMENT                              7/25/27      5/25/09      3/25/07     11/25/05       1/25/05      6/25/04
PRINCIPAL LOCKOUT (MONTHS)                              215           41           32           25            21           18
PRINCIPAL WINDOW (MONTHS)                                95           51           34           25            19           15
ILLUSTRATIVE YIELD @ PAR (30/360)                    5.430%       5.380%       5.360%       5.330%        5.300%       5.280%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.92         9.90         7.03         5.00          3.93         3.22
MODIFIED DURATION (YEARS)                             12.99         7.24         5.56         4.20          3.41         2.84
FIRST PRINCIPAL PAYMENT                             7/25/27      5/25/09      3/25/07     11/25/05       1/25/05      6/25/04
LAST PRINCIPAL PAYMENT                              8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
PRINCIPAL LOCKOUT (MONTHS)                              309           91           65           49            39           32
PRINCIPAL WINDOW (MONTHS)                                26           55           48           24            17           15
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.080%       6.050%       6.030%       6.010%        5.990%       5.970%
------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  28.43        13.61        10.84         8.11          6.18         5.15
MODIFIED DURATION (YEARS)                             12.44         8.71         7.51         6.08          4.91         4.22
FIRST PRINCIPAL PAYMENT                             8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              334          145          112           72            55           46
PRINCIPAL WINDOW (MONTHS)                                 8           21           21           32            30           28
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.710%       6.690%       6.680%       6.670%        6.650%       6.630%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  28.98        16.38        13.42        10.30          7.74         6.09
MODIFIED DURATION (YEARS)                             12.52         9.60         8.52         7.11          5.73         4.75
FIRST PRINCIPAL PAYMENT                             8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
LAST PRINCIPAL PAYMENT                              8/25/31      9/25/27      1/25/24     10/25/19       7/25/16      2/25/15
PRINCIPAL LOCKOUT (MONTHS)                              334          145          112           72            55           46
PRINCIPAL WINDOW (MONTHS)                                25          167          156          145           123          115
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.710%       6.740%       6.750%       6.750%        6.740%       6.700%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  13.20         7.51         6.99         6.50          5.97         5.50
MODIFIED DURATION (YEARS)                              8.61         5.76         5.46         5.16          4.84         4.53
FIRST PRINCIPAL PAYMENT                            10/25/04     10/25/04     10/25/04     10/25/04      12/25/04      1/25/05
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                               36           36           36           36            38           39
PRINCIPAL WINDOW (MONTHS)                               306          130           97           68            47           35
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.170%       6.150%       6.140%       6.140%        6.130%       6.130%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  13.20         7.53         7.04         6.64          6.39         6.27
MODIFIED DURATION (YEARS)                              8.61         5.76         5.48         5.24          5.09         5.01
FIRST PRINCIPAL PAYMENT                            10/25/04     10/25/04     10/25/04     10/25/04      12/25/04      1/25/05
LAST PRINCIPAL PAYMENT                              6/25/31      6/25/27     10/25/23      8/25/19       7/25/16     12/25/14
PRINCIPAL LOCKOUT (MONTHS)                               36           36           36           36            38           39
PRINCIPAL WINDOW (MONTHS)                               321          273          229          179           140          120
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.170%       6.150%       6.140%       6.140%        6.140%       6.140%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST

                          PREPAYMENT SENSITIVITY TABLES

CLASS A-IO (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                   1.96         1.96         1.96         1.96          1.96         1.96
MODIFIED DURATION (YEARS)                              1.04         1.04         1.04         1.04          1.04         1.04
FIRST PRINCIPAL PAYMENT                             9/25/02      9/25/02      9/25/02      9/25/02       9/25/02      9/25/02
LAST PRINCIPAL PAYMENT                              3/25/04      3/25/04      3/25/04      3/25/04       3/25/04      3/25/04
PRINCIPAL LOCKOUT (MONTHS)                               11           11           11           11            11           11
PRINCIPAL WINDOW (MONTHS)                                19           19           19           19            19           19
ILLUSTRATIVE YIELD @ 8.92052% (30/360)               5.550%       5.550%       5.550%       5.550%        5.550%       5.550%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.10         9.28         7.37         5.79          4.83         4.34
MODIFIED DURATION (YEARS)                             11.82         6.55         5.53         4.58          3.96         3.63
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      11/25/04     11/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            37           37
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            48           37
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.720%       6.690%       6.670%       6.660%        6.640%       6.630%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.23         9.80         7.89         6.26          5.21         4.66
MODIFIED DURATION (YEARS)                             11.84         6.74         5.75         4.82          4.17         3.83
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      11/25/04     11/25/04
LAST PRINCIPAL PAYMENT                              4/25/31      3/25/21      7/25/17      1/25/15       8/25/12      2/25/11
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            37           37
PRINCIPAL WINDOW (MONTHS)                               133          180          147          124            94           76
ILLUSTRATIVE YIELD @ PAR (30/360)                    6.720%       6.700%       6.700%       6.690%        6.670%       6.660%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.10         9.28         7.37         5.79          4.81         4.30
MODIFIED DURATION (YEARS)                             11.50         6.46         5.47         4.54          3.91         3.58
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                    7.010%       6.980%       6.970%       6.950%        6.930%       6.900%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-I-2 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.18         9.52         7.67         6.04          5.01         4.47
MODIFIED DURATION (YEARS)                             11.51         6.55         5.59         4.67          4.03         3.68
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              1/25/31      7/25/18      2/25/16      3/25/13       1/25/11     10/25/09
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               130          148          130          102            76           61
ILLUSTRATIVE YIELD @ PAR (30/360)                    7.010%       6.990%       6.980%       6.970%        6.950%       6.920%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  24.25         8.14         6.45         5.07          4.24         3.81
MODIFIED DURATION (YEARS)                             10.94         5.82         4.89         4.04          3.49         3.20
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                    7.420%       7.380%       7.360%       7.340%        7.320%       7.270%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  24.25         8.14         6.45         5.07          4.24         3.81
MODIFIED DURATION (YEARS)                             10.94         5.82         4.89         4.04          3.49         3.20
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                    7.420%       7.380%       7.360%       7.340%        7.320%       7.270%
------------------------------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-II (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  20.90         5.22         3.63         2.50          1.89         1.56
MODIFIED DURATION (YEARS)                             13.58         4.36         3.18         2.26          1.74         1.46
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               348          170          119           83            64           54
ILLUSTRATIVE YIELD @ PAR (30/360)                    3.910%       3.910%       3.910%       3.910%        3.910%       3.900%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-II (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  20.94         5.63         3.96         2.73          2.06         1.71
MODIFIED DURATION (YEARS)                             13.60         4.56         3.37         2.42          1.88         1.58
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                              8/25/31      7/25/28      4/25/23      3/25/17      10/25/13     12/25/11
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               359          322          259          186           145          123
ILLUSTRATIVE YIELD @ PAR (30/360)                    3.910%       3.920%       3.920%       3.920%        3.920%       3.930%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.06         9.33         6.49         4.69          4.03         3.85
MODIFIED DURATION (YEARS)                             15.98         7.44         5.50         4.15          3.63         3.49
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     11/25/04       1/25/05      2/25/05
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           37            39           40
PRINCIPAL WINDOW (MONTHS)                                65          118           83           46            25           14
ILLUSTRATIVE YIELD @ PAR (30/360)                    4.170%       4.170%       4.170%       4.170%        4.170%       4.160%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.14        10.06         7.06         5.08          4.33         4.11
MODIFIED DURATION (YEARS)                             16.00         7.81         5.85         4.43          3.86         3.69
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     11/25/04       1/25/05      2/25/05
LAST PRINCIPAL PAYMENT                              6/25/31      1/25/23      4/25/17      8/25/12       2/25/10     11/25/08
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           37            39           40
PRINCIPAL WINDOW (MONTHS)                                74          204          151           94            62           46
ILLUSTRATIVE YIELD @ PAR (30/360)                    4.170%       4.180%       4.180%       4.180%        4.180%       4.180%
------------------------------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-II-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.06         9.33         6.49         4.66          3.92         3.64
MODIFIED DURATION (YEARS)                             15.29         7.30         5.42         4.07          3.50         3.29
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      11/25/04     12/25/04
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            37           38
PRINCIPAL WINDOW (MONTHS)                                65          118           83           47            27           16
ILLUSTRATIVE YIELD @ PAR (30/360)                    4.560%       4.560%       4.560%       4.560%        4.560%       4.560%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.12         9.79         6.85         4.90          4.10         3.80
MODIFIED DURATION (YEARS)                             15.31         7.53         5.63         4.24          3.64         3.41
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      11/25/04     12/25/04
LAST PRINCIPAL PAYMENT                              4/25/31      7/25/20      4/25/15      3/25/11      12/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            37           38
PRINCIPAL WINDOW (MONTHS)                                72          174          127           78            50           36
ILLUSTRATIVE YIELD @ PAR (30/360)                    4.560%       4.570%       4.580%       4.580%        4.580%       4.580%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.67         8.36         5.81         4.18          3.55         3.33
MODIFIED DURATION (YEARS)                             13.64         6.41         4.77         3.61          3.14         2.96
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            36           36
PRINCIPAL WINDOW (MONTHS)                                65          118           83           47            28           18
ILLUSTRATIVE YIELD @ PAR (30/360)                    5.560%       5.560%       5.560%       5.560%        5.560%       5.560%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.67         8.38         5.82         4.19          3.56         3.34
MODIFIED DURATION (YEARS)                             13.64         6.42         4.78         3.62          3.14         2.97
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                             11/25/30     11/25/16      6/25/12      2/25/09       6/25/07      7/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            36           36
PRINCIPAL WINDOW (MONTHS)                                67          130           93           53            33           22
ILLUSTRATIVE YIELD @ PAR (30/360)                    5.560%       5.560%       5.570%       5.570%        5.570%       5.570%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                            GROUP II MAXIMUM RATE (%)

                                    BASED ON       BASED ON                                      BASED ON       BASED ON
                DISTRIBUTION        6m LIBOR     the Fully-                   DISTRIBUTION       6m LIBOR     the Fully-
      MONTH             DATE        @ 3.465%       ADJUSTED          MONTH            DATE       @ 3.465%       ADJUSTED
                                                   LIFETIME                                                     LIFETIME
                                                   RATE CAP                                                     RATE CAP
     1              10/25/01            9.00           9.00             46         7/25/05           9.87          14.34
     2              11/25/01            8.71           8.71             47         8/25/05           9.56          13.88
     3              12/25/01            9.00           9.00             48         9/25/05           9.56          14.23
     4               1/25/02            8.71           8.71             49        10/25/05           9.87          15.01
     5               2/25/02            8.71           8.71             50        11/25/05           9.56          14.52
     6               3/25/02            9.64           9.64             51        12/25/05           9.87          15.01
     7               4/25/02            8.71           8.71             52         1/25/06           9.56          14.52
     8               5/25/02            9.00           9.00             53         2/25/06           9.56          14.52
     9               6/25/02            8.71           8.71             54         3/25/06          10.58          16.47
    10               7/25/02            9.00           9.00             55         4/25/06           9.56          14.88
    11               8/25/02            8.71           8.71             56         5/25/06           9.87          15.37
    12               9/25/02            8.71           8.71             57         6/25/06           9.56          14.88
    13              10/25/02            9.00           9.00             58         7/25/06           9.87          15.37
    14              11/25/02            8.71           8.71             59         8/25/06           9.56          14.88
    15              12/25/02            9.00           9.00             60         9/25/06           9.56          14.91
    16               1/25/03            8.71           8.71             61        10/25/06           9.87          15.40
    17               2/25/03            8.71           8.71             62        11/25/06           9.56          14.91
    18               3/25/03            9.64           9.64             63        12/25/06           9.87          15.40
    19               4/25/03            8.71           8.71             64         1/25/07           9.56          14.91
    20               5/25/03            9.00           9.00             65         2/25/07           9.56          14.91
    21               6/25/03            8.71           8.71             66         3/25/07          10.58          16.50
    22               7/25/03            9.00           9.00             67         4/25/07           9.56          14.91
    23               8/25/03            8.71           8.71             68         5/25/07           9.87          15.40
    24               9/25/03            8.71           8.71             69         6/25/07           9.56          14.91
    25              10/25/03            9.56          10.74             70         4/25/07           9.87          15.40
    26              11/25/03            9.25          10.39             71         5/25/07           9.56          14.91
    27              12/25/03            9.56          10.74             72         6/25/07           9.56          14.91
    28               1/25/04            9.25          10.39             73         7/25/07           9.87          15.40
    29               2/25/04            9.25          10.39             74         8/25/07           9.56          14.91
    30               3/25/04            9.89          11.11             75         9/25/07           9.87          15.40
    31               4/25/04            9.26          11.15             76        10/25/07           9.56          14.91
    32               5/25/04            9.56          11.52             77        11/25/07           9.56          14.91
    33               6/25/04            9.26          11.15             78        12/25/07          10.21          15.93
    34               7/25/04            9.56          11.52             79         1/25/08           9.56          14.91
    35               8/25/04            9.26          11.15             80         2/25/08           9.87          15.40
    36               9/25/04            9.56          12.02             81         3/25/08           9.56          14.91
    37              10/25/04            9.87          13.20             82         4/25/08           9.87          15.40
    38              11/25/04            9.56          12.77             83         5/25/08           9.56          14.91
    39              12/25/04            9.87          13.20             84         6/25/08           9.56          14.91
    40               1/25/05            9.56          12.77             85         7/25/08           9.87          15.40
    41               2/25/05            9.56          12.77             86         8/25/08           9.56          14.91
    42               3/25/05           10.58          14.53             87         9/25/08           9.87          15.40
    43               4/25/05            9.56          13.88             88        10/25/08           9.87          14.34
    44               5/25/05            9.87          14.34             89        11/25/08           9.56          13.88
    45               6/25/05            9.56          13.88             90        12/25/08           9.56          14.23


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



 POOL                                             GROUP I (FIXED)         GROUP II (ARMS)
------------------------------------------------------------------------------------------
 Current Principal Balance (as of 8/_/01)         $755,269,550.01       $1,011,640,089.63
 Loan Count                                                 9,300                   8,456
 Average Current Principal Balance                     $81,211.78             $119,635.77
 Range of Original Principal Balance      $5,060.00 - $500,000.00 $15,000.00 - 675,000.00
         Up to $25,000.00                                   2.33%                   0.11%
         $25,000.01 to $50,000.00                          11.18%                   3.48%
         $50,000.01 to $75,000.00                          17.96%                  10.54%
         $75,000.01 to $100,000.00                         16.69%                  13.13%
         $100,000.01 to $125,000.00                        12.97%                  14.29%
         $125,000.01 to $150,000.00                         9.95%                  12.81%
         $150,000.01 to $175,000.00                         7.43%                   9.41%
         $175,000.01 to $200,000.00                         5.12%                   8.31%
         $200,000.01 to $300,000.00                        11.21%                  19.33%
         $300,000.01 to $400,000.00                         4.73%                   7.82%
         $400,000.01 to $500,000.00                         0.42%                   0.40%
         $500,000.01 to $600,000.00                            --                   0.11%
         $600,000.01 or higher                                 --                   0.26%
------------------------------------------------------------------------------------------
 WA Gross Coupon                                           9.993%                  9.536%
 WA Net Coupon                                             9.120%                  8.472%
 Range of Gross Coupons                          6.600% - 16.990%          6.95% - 15.50%
         6.000% to 6.999%                                   0.02%                   0.04%
         7.000% to 7.999%                                   2.21%                   6.12%
         8.000% to 8.999%                                  17.43%                  26.79%
         9.000% to 9.999%                                  36.75%                  36.58%
         10.000% to 10.999%                                26.81%                  23.50%
         11.000% to 11.999%                                11.41%                   5.98%
         12.000% to 12.999%                                 3.55%                   0.87%
         13.000% to 13.999%                                 1.60%                   0.12%
         14.000% to 14.999%                                 0.15%                      --
         15.000% to 15.999%                                 0.04%                   0.01%
         16.000% to 16.999%                                 0.02%                      --
------------------------------------------------------------------------------------------
 WA Margin                                                     --                  6.948%
 WA Lifetime Rate Cap                                          --                 15.944%
 WA Lifetime Rate Floor                                        --                   9.04%
 WA Initial Periodic Cap                                       --                  2.644%
 WA Periodic Cap                                               --                  1.143%
 WA Months to Roll                                             --                      27
 Index Type: 6-Mo LIBOR / 1-Yr Treasury                        --          99.95% / 0.05%
------------------------------------------------------------------------------------------
 WA Remaining Amortization Term (mos)                         339                     359
 WA Age (mos)                                                   1                       0
 WA Original Term to Maturity (mos)                           307                     360
 WA Remaining Term to Maturity (mos)                          307                     359
------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

POOL                                 GROUP I (FIXED)        GROUP II (ARMS)
----------------------------------------------------------------------------
 Balloon / Fully Amortizing          17.65% / 82.35%        100.00% / 0.00%
 First Lien / Second Lien             96.02% / 3.98%        100.00% / 0.00%
----------------------------------------------------------------------------
 CREDIT SCORE
 Weighted Average Credit Score                   606                    604
 Range of Credit Scores                   409 to 814             436 to 801
         400 to 459                            0.14%                  0.04%
         460 to 499                            1.06%                  0.94%
         500 to 539                            6.54%                  6.87%
         540 to 579                           21.56%                 23.69%
         580 to 619                           33.12%                 33.00%
         620 to 659                           24.94%                 23.81%
         660 to 699                            8.42%                  7.69%
         700 to 739                            2.69%                  2.62%
         740 to 779                            0.97%                  0.85%
         780 to 819                            0.22%                  0.16%
         Not Available                         0.32%                  0.33%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 CREDIT GRADES
         A4                                   35.90%                 32.38%
         AX                                   27.85%                 27.68%
         AM                                   18.99%                 21.03%
         B                                    12.30%                 13.99%
         C                                     3.51%                  3.39%
         CM                                    1.44%                  1.53%
----------------------------------------------------------------------------
 ORIGINAL LTV*
 Weighted Average Original LTV*               80.10%                 82.06%
         Up to 40.00%                          1.48%                  0.46%
         40.01% to 50.00%                      2.01%                  0.90%
         50.01% to 60.00%                      3.51%                  2.21%
         60.01% to 70.00%                      8.76%                  6.54%
         70.01% to 80.00%                     36.91%                 36.69%
         80.01% to 90.00%                     39.61%                 46.72%
         90.01% to 100.00%                     7.71%                  6.47%
         100.01% to 105.00%                    0.00%                     --
----------------------------------------------------------------------------


* With respect to the junior Group I Loans, this table was calculated using the combined loan-to-value ratio for such Group I Loans.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

POOL                                           GROUP I (FIXED)   GROUP II (ARMS)
------------------------------------------------------------------------------
PROPERTY TYPE
 SF Detached                                        89.75%             85.73%
 PUD Detached                                        4.41%              9.10%
 Low-Rise Condo                                      2.23%              2.53%
 Manufactured Housing                                1.28%              0.35%
 Townhouse                                           1.05%              0.76%
 PUD Attached                                        1.01%              1.30%
 Mid-Rise Condo                                      0.11%              0.15%
 Hi-Rise Condo                                       0.10%              0.08%
 Leasehold                                           0.06%              0.00%
------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                                     89.28%             93.38%
 Non-Owner Occupied                                  9.71%              5.98%
 Second Home                                         1.01%              0.64%
------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                                 80.70%             84.63%
 Limited Documentation                              19.30%             15.37%
------------------------------------------------------------------------------
LOAN PURPOSE
 Equity Refi                                        65.58%             48.60%
 Purchase                                           26.33%             44.02%
 Rate/Term Refi                                      8.09%              7.39%
------------------------------------------------------------------------------
PREPAYMENT PENALTIES TERMS
          None                                      29.93%             15.87%
          12 months                                  6.61%              5.55%
          24 months                                  2.86%             29.65%
          36 months                                 41.06%             44.08%
          48 months                                  0.19%              0.10%
          60 months                                 18.64%              4.04%
          Other (not more than 60 months)            0.71%              0.71%
------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)                   8.75% FL          14.17% CA
                                                  8.19% TX           8.19% TX
                                                  7.98% CA           6.70% MI
                                                  5.96% MI           5.30% FL
                                                                     5.23% IL
------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST








NEW ISSUE COMPUTATIONAL MATERIALS (2)



$2,000,000,000


RASC SERIES 2001-KS3 TRUST
Issuer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2001-KS3








SEPTEMBER 5, 2001







This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED IN THE ATTACHED MATERIALS (THE "INFORMATION") MAY INCLUDE VARIOUS FORMS OF PERFORMANCE ANALYSIS, SECURITY CHARACTERISTICS AND SECURITIES PRICING ESTIMATES FOR THE SECURITIES ADDRESSED. PLEASE READ AND UNDERSTAND THIS ENTIRE STATEMENT BEFORE UTILIZING THE INFORMATION. SHOULD YOU RECEIVE INFORMATION THAT REFERS TO THE "STATEMENT REGARDING ASSUMPTIONS AND OTHER INFORMATION," PLEASE REFER TO THIS STATEMENT INSTEAD.

     The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


STRUCTURAL SUMMARY (a)(b)(c)

------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
                                                                        PRINCIPAL       EXPECTED     SCHEDULED
                                 INITIAL                        WAL      LOCKOUT/          FINAL         FINAL   INITIAL RATING
               LOAN            PRINCIPAL      PASS-THROUGH  TO CALL        WINDOW   DISTRIBUTION  DISTRIBUTION   (MOODY'S/S&P/
   CLASS      GROUP              BALANCE              RATE   (YRS.)      (MONTHS)           DATE          DATE       FITCH)
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
 A-I-1           I          $286,981,000      Floating (e)     1.00        0 / 22        7/25/03       2/25/17    Aaa/AAA/AAA
 A-I-2           I            51,255,000         Fixed (f)     2.00        21 / 5       11/25/03      12/25/19    Aaa/AAA/AAA
 A-I-3           I           181,938,000         Fixed (f)     3.00       25 / 25       11/25/05       8/25/27    Aaa/AAA/AAA
 A-I-4           I            77,933,000         Fixed (g)     5.00       49 / 24       10/25/07       9/25/29    Aaa/AAA/AAA
 A-I-5           I            90,393,000      Fixed (g)(h)     8.11       72 / 32        5/25/10       9/25/31    Aaa/AAA/AAA
 A-I-6           I            85,000,000      Fixed (g)(l)     6.50       36 / 68        5/25/10       9/25/31    Aaa/AAA/AAA
 A-IO            I                   (d)         Fixed (i)  1.04(k)       11 / 19        3/25/04       3/25/04    Aaa/AAA/AAA
 M-I-1           I            34,000,000         Fixed (g)     5.79       36 / 68        5/25/10       9/25/31     Aa2/AA/AA
 M-I-2           I            25,500,000         Fixed (g)     5.79       36 / 68        5/25/10       9/25/31       A2/A/A
 M-I-3           I            17,000,000         Fixed (g)     5.07       36 / 68        5/25/10       9/25/31    Baa2/BBB/BBB
 A-II           II         1,040,750,000   Floating (h)(j)     2.50        0 / 83        8/25/08       9/25/31    Aaa/AAA/AAA
 M-II-1         II            46,000,000   Floating (h)(j)     4.69       37 / 46        8/25/08       9/25/31     Aa2/AA/AA
 M-II-2         II            34,500,000   Floating (h)(j)     4.66       36 / 47        8/25/08       9/25/31       A2/A/A
 M-II-3         II            28,750,000   Floating (h)(j)     4.18       36 / 47        8/25/08       9/25/31    Baa2/BBB/BBB
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
   TOTAL                  $2,000,000,000
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------

NOTES:    (a)  The principal balance of each class of Certificates is subject to a 5% variance.

          (b) Prepayment Speed Assumption: Loan Group I: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter); Loan Group II: 28% CPR.

          (c) The Certificates will each be priced to the 10% clean-up call of the related loan group.

          (d) The applicable notional principal balance will be equal to the lesser of (I) for the first 12 distribution dates $[255,000,000]; for the next 12 distribution dates, $[204,000,000]; for the next 6 distribution dates, $[85,000,000]; and thereafter, $0, and (II) the pool balance.

          (e) The lesser of (i) one-month LIBOR plus the applicable spread per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for payments of interest on the Class A-IO Certificates.

          (f) From the October 2001 distribution date through the March 2004 distribution date, the related pass-through rate will be the lesser of (i) the related fixed rate per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for payments of interest on the Class A-IO Certificates.

          (g) The related pass-through rate will be the lesser of (i) the related fixed rate per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for interest payable on the Class A-IO Certificates.

          (h) The pass-through rate for the Class A-I-5 Certificates will increase by 0.50% per annum on the first distribution date after the first possible optional termination date for Loan Group I. Likewise, the applicable spread for the Class A-II Certificates will double and the applicable spread for the Class M-II Certificates will increase by a 1.5 multiple on the first distribution date after the first possible optional termination date for Loan Group II

          (i) From the October 2001 distribution date through the March 2004 distribution date, [5.00]% per annum. Thereafter, 0.00% per annum.

          (j) The lesser of (i) one-month LIBOR plus the applicable spread per annum and (ii) the Group II maximum rate.

          (k)  Duration.

          (l)  Lockout bond.

COLLATERAL
     - Two loan groups: Loan Group I (Fixed) and Loan Group II (ARMs). Loan Group I will consist solely of fixed-rate subprime home equity loans secured by first liens (96.02%) and second liens (3.98%) on mortgaged properties. Loan Group II will consist of adjustable-rate subprime home equity loans secured by first liens on mortgaged properties.
     - The collateral information presented herein is based on the `Statistical Calculation Date' as of August 1, 2001. The actual pool balance as of the Closing Date will be approximately $850,000,000 with respect to Loan Group I and $1,150,000,000 with respect to Loan Group II.

CREDIT ENHANCEMENT
     -    Subordination
     -    Excess cash flow
     - Limited cross-collateralization of excess cash flow between the two loan groups

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST

SUMMARY OF TERMS

   ISSUER:                         RASC Series 2001-KS3 Trust

   DEPOSITOR:                      Residential Asset Securities Corporation

   MASTER SERVICER:                Residential Funding Corporation

   LEAD MANAGER:                   Bear, Stearns & Co. Inc.

   CO-MANAGERS:                    JPMorgan
                                   Residential Funding Securities Corporation
                                   Salomon Smith Barney
                                   Banc of America Securities LLC
                                   Banc One Capital Corporation

   TRUSTEE:                        [Bankers Trust Company of California, N.A.]

   STATISTICAL CALCULATION DATE:   August 1, 2001

   CUT-OFF DATE:                   September 1, 2001

   CLOSING DATE:                   On or about September 26, 2001

   DISTRIBUTION DATE:              25th day of each month (or the next business
                                   day), commencing October 2001

   FORM OF CERTIFICATES:           The Certificates will be available in
                                   book-entry form through DTC, Clearstream and Euroclear.

   MINIMUM DENOMINATIONS:          $25,000 and integral multiples of $1 in
                                   excess thereof.

   ERISA CONSIDERATIONS:           The offered certificates may be purchased by
                                   persons investing assets of employee benefit plans or individual retirement accounts, subject to considerations set forth in the prospectus supplement.

   SMMEA ELIGIBILITY:              The offered certificates will NOT be
                                   'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

   FEDERAL TAX ASPECTS:            The Trust will be established as one or more
                                   REMICs for federal income tax purposes.

   ASSETS OF THE TRUST:            The certificates in the aggregate will
                                   evidence the entire beneficial ownership interest in the trust. The trust will consist of: (a) the mortgage loans; (b) the assets as from time to time are identified as deposited in respect of the mortgage loans in the custodial account and in the certificate account and belonging to the trust; (c) property acquired by foreclosure of the mortgage loans or deed in lieu of foreclosure; (d) any applicable mortgage insurance policies and standard hazard insurance policies; and (e) all proceeds of the foregoing.

   MORTGAGE INSURANCE POLICY:      The depositor will acquire a mortgage
                                   insurance policy for certain first lien
                                   mortgage loans with current LTV ratios in excess of 65%. The insured mortgage loans are called the covered mortgage loans.
                                   Approximately [58]% of the mortgage loans in Loan Group I and [68]% of the mortgage loans in Loan Group II will be covered mortgage loans. The mortgage insurance policy for the covered mortgage loans will be issued by PMI
                                   Mortgage Insurance Co., called the mortgage insurer.

   ADJUSTABLE RATE CERTIFICATES:   The Class A-I-1 Certificates and the Loan
                                   Group II Certificates.

   FIXED RATE CERTIFICATES:        All classes of offered certificates except
                                   for the Adjustable Rate Certificates.

   AVAILABLE DISTRIBUTION AMOUNT:  For any distribution date and each loan group, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any subservicer: (a) the aggregate amount of scheduled payments on the related mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the related master servicing fees and subservicing fees, which are collectively referred to as the servicing fees, and, for the applicable mortgage loans, the premium payable on the mortgage insurance policy which, when added to the servicing fees, is collectively referred to as the expense fees;
                                   (b) certain unscheduled payments, including mortgagor prepayments on the related mortgage loans, insurance proceeds, liquidation proceeds and proceeds from repurchases of and substitutions for the related mortgage loans occurring during the preceding calendar month; and (c) all advances on the related mortgage loans made for that distribution date.

                                   With respect to any distribution date, the `due period' is the calendar month in which that distribution date occurs, the `determination date' is the 20th day of the month in which that distribution date occurs or, if that day is not a business day, the immediately succeeding business day, and the `due date' is the date on which a monthly payment for a mortgage loan is due.

   ACCRUED CERTIFICATE INTEREST:   For any distribution date and class of
                                   offered certificates, an amount equal to interest accrued during the related Interest
                                   Accrual Period on the Certificate Principal
                                   Balance of the certificates of that class immediately prior to that distribution date at the related pass-through rate less interest shortfalls from the related loan group, if any, allocated thereto for that distribution date, including:

                                   o the interest portions of Realized Losses on the related loan group, including Excess Special Hazard Losses, Excess Fraud Losses and Extraordinary Losses not allocated through subordination;

                                   o the interest portion of any advances for the related loan group that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses; and

                                   o any other interest shortfalls for the
                                   related loan group, including interest
                                   shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations, all allocated as described below.

                                   Any reductions will be allocated among the holders of all related classes of certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been payable on that distribution date absent these reductions. Accrued Certificate Interest on each class of offered certificates will be distributed on a pro rata basis. Accrued Certificate Interest on the Fixed Rate Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on the Adjustable Rate Certificates will be calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

   INTEREST ACCRUAL PERIOD:        For the Fixed Rate Certificates, the calendar
                                   month preceding the month in which the
                                   distribution date occurs. For the Adjustable
                                   Rate Certificates, (a) for the distribution date in October 2001, the period commencing on the closing date and ending on the day preceding the distribution date in October
                                   2001, and (b) with respect to any
                                   distribution date after the distribution date in October 2001, the period commencing on the distribution date on the month immediately preceding the month in which the distribution date occurs and ending on the day preceding the distribution date.

   INTEREST DISTRIBUTION AMOUNT:   For either loan group on any distribution
                                   date, the aggregate amount of Accrued
                                   Certificate Interest to be distributed to the holders of the related classes of offered certificates for that distribution date MINUS any related Net Prepayment Interest
                                   Shortfalls.

   NET PREPAYMENT INTEREST
   SHORTFALL:                      For either loan group on any distribution
                                   date, the aggregate amount of Prepayment
                                   Interest Shortfalls for that loan group that
                                   is not covered by: (a) Eligible Master
                                   Servicing Compensation for that loan group,
                                   (b) Eligible Master Servicing for the other
                                   loan group remaining after covering
                                   Prepayment Interest Shortfalls for that other
                                   loan group; (c) available Excess Cash Flow
                                   from that loan group; and (d) available
                                   Excess Cash Flow from the other loan group.

   ELIGIBLE MASTER SERVICING
   COMPENSATION:                   For either loan group and any distribution
                                   date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal
                                   Balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the master servicing fee payable to the master servicer in respect of its master servicing activities and reinvestment income received by the master servicer on amounts payable on that distribution date.

   EXCESS CASH FLOW:               For either loan group on any distribution
                                   date, the excess of the related Available
                                   Distribution Amount over the sum of (a) the Interest Distribution Amount for the related classes of offered certificates and (b) the related Basic Principal Amount.

   EXCESS LOSSES:                  Excess Fraud Losses and Excess Special Hazard
                                   Losses, collectively

   EXCESS FRAUD LOSSES:            For either loan group, Fraud Losses on the
                                   mortgage loans in that loan group in excess of the applicable Fraud Loss Amount (as described more fully herein).

   EXCESS SPECIAL HAZARD LOSSES:   For either loan group, Special Hazard Losses
                                   on the mortgage loans in that loan group in excess of the applicable Special Hazard
                                   Amount (as described more fully herein).

   EXTRAORDINARY LOSSES:           Realized Losses occasioned by war, civil
                                   insurrection, certain governmental actions, nuclear reaction and certain other risks.

   LOAN GROUP II BASIS RISK
   SHORTFALL:                      The excess of (x) Accrued Certificate
                                   Interest on a class of Loan Group II
                                   Certificates, calculated as a rate equal to One-Month LIBOR plus the applicable spread over (y) Accrued Certificate Interest on that class calculated at the then-applicable pass-through rate.

   STATED PRINCIPAL BALANCE:       For any mortgage loan as of any date of
                                   determination, the principal balance thereof as of the cut-off date, after application of all scheduled principal payments due in the month of the cut-off date, whether or not received, reduced by all amounts allocable to principal that have been distributed to certificateholders with respect to that mortgage loan on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of certificates on or before the date of determination.

   CERTIFICATE PRINCIPAL BALANCE:  For any offered certificate as of any date of determination, an amount equal to the initial Certificate Principal Balance of that certificate, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that certificate, and (b) any reductions in the Certificate Principal Balance of that certificate deemed to have occurred in connection with allocations of Realized Losses in the manner described in the prospectus supplement. The Certificate Principal Balance of each class of Class SB Certificates is equal to the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans in the related loan group over (b) the aggregate Certificate Principal Balance of the Loan Group I Certificates or the Loan Group II Certificates, as applicable.

   PRINCIPAL DISTRIBUTION AMOUNT:  For either loan group on any distribution date, the sum of: (1) the related Basic
                                   Principal Amount and (2) the amount of any related Subordination Increase Amount for that distribution date.

                                   In no event will the Principal Distribution
                                   Amount with respect to a Loan Group and any distribution date be (x) less than zero or
                                   (y) greater than the outstanding Certificate
                                   Principal Balance of the related offered certificates.

   BASIC PRINCIPAL AMOUNT:         As to either loan group and distribution
                                   date, the excess, if any, of (x) the
                                   Principal Remittance Amount for that loan group and distribution date over (y) the Subordination Reduction Amount, if any, for that loan group and distribution date.

   PRINCIPAL REMITTANCE AMOUNT:    For either loan group on any distribution
                                   date, the sum of the following amounts
                                   relating to the mortgage loans in that loan group: (1) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (2) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of a substitution, amounts representing a principal adjustment as required by the pooling and servicing agreement during the preceding calendar month; and (3) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

   STEPDOWN DATE:                  As to either loan group, the later of (x) the
                                   distribution date in October 2004 and (y) the first distribution date on which the related
                                   Senior Enhancement Percentage is greater than or equal to the applicable Specified
                                   Enhancement Percentage.

   CLASS A-I-6 LOCKOUT
   DISTRIBUTION AMOUNT:            For any distribution date, the product of (x)
                                   the Class A-I-6 Lockout Percentage for that distribution date and (y) the Class A-I-6 Pro
                                   Rata Distribution Amount for that
                                   distribution date. In no event will the Class
                                   A-I-6 Lockout Distribution Amount for a
                                   distribution date exceed the Principal
                                   Distribution Amount for Loan Group I for that distribution date.

   CLASS A-I-6 LOCKOUT PERCENTAGE: For each distribution date, the applicable percentage set forth below:

                                   DISTRIBUTION DATES       LOCKOUT PERCENTAGE
                                   ---------------------------------------------
                                   October 2001 through
                                   September 2004                  (0.00%)
                                   October 2004 through
                                   September 2006                 (45.00%)
                                   October 2006 through
                                   September 2007                 (80.00%)
                                   October 2007 through
                                   September 2008                (100.00%)
                                   October 2008 and thereafter   (300.00%)


   CLASS A-I-6 PRO RATA
   DISTRIBUTION AMOUNT:            For any distribution date, an amount equal to
                                   the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that distribution date and the denominator of which is the aggregate
                                   Certificate Principal Balance of the Class
                                   A-I Certificates immediately prior to that distribution date and (y) the Principal
                                   Distribution Amount with respect to Loan
                                   Group I for that distribution date.

   CLASS A PRINCIPAL DISTRIBUTION
   AMOUNT: With respect to either loan group and any distribution date, the excess of (x) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to that distribution date over (y) the lesser of (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   CLASS M-1 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution
                                   Amount and (2) the Certificate Principal
                                   Balance of the related Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (1) the applicable
                                   Subordination Percentage of the Stated
                                   Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated
                                   Principal Balance of the mortgage loans in that loan group minus the related
                                   Subordination Floor.

   CLASS M-2 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A and Class M-1
                                   Certificates, after taking into account the distribution of the related Class A and Class
                                   M-1 Principal Distribution Amount and (2) the
                                   Certificate Principal Balance of the related
                                   Class M-2 Certificates immediately prior to that distribution date over (y) the lesser of
                                   (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   CLASS M-3 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A, Class M-1 and
                                   Class M-2 Certificates, after taking into account the distribution of the related Class
                                   A, Class M-1 and Class M-2 Principal
                                   Distribution Amount and (2) the Certificate
                                   Principal Balance of the related Class M-3
                                   Certificates immediately prior to that
                                   distribution date over (y) the lesser of (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   SPECIFIED ENHANCEMENT
   PERCENTAGE:                     For Loan Group I, [19.00]%. For Loan Group
                                   II, [20.00]%. As to any class of offered certificates, the respective amount set forth
                                   SUBORDINATION PERCENTAGES: below:

                                   CLASS                PERCENTAGE
                                   Class A-I              [81.00]%
                                   Class M-I-1            [89.00]%
                                   Class M-I-2            [95.00]%
                                   Class M-I-3            [99.00]%
                                   Class A-II             [80.00]%
                                   Class M-II-1           [88.00]%
                                   Class M-II-2           [94.00]%
                                   Class M-II-3           [99.00]%

                                   INTEREST  DISTRIBUTIONS
   PRIORITY OF DISTRIBUTIONS:      On each distribution date, holders of the
                                   Loan Group I and Loan Group II Certificates will be entitled to receive the Interest
                                   Distribution Amount for the related loan group. If an Interest Distribution Amount is reduced due to Net Prepayment Interest
                                   Shortfalls, those shortfalls will be
                                   allocated among the related classes of
                                   offered certificates based on their
                                   respective amounts of Accrued Certificate
                                   Interest payable on future distribution dates to the extent of Excess Cash Flow. In addition, any Loan Group II Basis Risk
                                   Shortfalls will bear interest at the
                                   pass-through rate for the applicable class, as adjusted from time to time, and will be payable on future distribution dates to the extent of Excess Cash Flow available for that purpose.

                                   PRINCIPAL DISTRIBUTIONS
                                   For a loan group and each distribution date
                                   (a) prior to the related Stepdown Date or (b) on which a related Trigger Event is in effect, the related Principal Distribution Amount will be distributed as follows:

                                   1)   To the related Class A Certificates,
                                        allocated as described below, until the
                                        aggregate Certificate Principal Balance
                                        of those Class A Certificates has been
                                        reduced to zero;
                                   2)   To the related Class M-1 Certificates,
                                        until reduced to zero;
                                   3)   To the related Class M-2 Certificates,
                                        until reduced to zero;
                                   4)   To the related Class M-3 Certificates,
                                        until reduced to zero.

                                   For a loan group and each distribution date
                                   (a) on or after the related Stepdown Date and
                                   (b) on which a related Trigger Event is not in effect, the related Principal Distribution Amount will be distributed as follows:

                                   1)   The lesser of (x) the Principal
                                        Distribution Amount and (y) the Class A
                                        Principal Distribution Amount, to the
                                        related Class A Certificates, allocated
                                        as described below, until the aggregate
                                        Certificate Principal Balance of those
                                        Class A Certificates is reduced to zero;
                                   2)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above, and (y) the Class M-1 Principal Distribution Amount, to the related Class M-1 Certificates, until such balance is reduced to zero;
                                   3)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above and to the holders of the Class M-1 Certificates under the clause second above, and (y) the Class M-2 Principal Distribution Amount, to the related Class M-2 Certificates, until such balance is reduced to zero;
                                   4)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above, to the holders of the Class M-1 Certificates under the clause second above and to the holders of the Class M-2 Certificates under the clause third above, and (y) the Class M-3 Principal Distribution Amount, to the related Class M-3 Certificates, until such balance is reduced to zero.

                                   Distributions of the Principal Distribution
                                   Amount or the Class A Principal Distribution
                                   Amount, as applicable, for Loan Group I to the Class A-I Certificates on each distribution date will be made as follows:

                                   1)   To the Class A-I-6 Certificates, in an
                                        amount equal to the Class A-I-6 Lockout
                                        Distribution Amount for that
                                        distribution date, until such balance is reduced to zero;
                                   2)   To the Class A-I-1 Certificates, until
                                        such balance is reduced to zero;
                                   3)   To the Class A-I-2 Certificates, until
                                        such balance is reduced to zero;
                                   4)   To the Class A-I-3 Certificates, until
                                        such balance is reduced to zero;
                                   5)   To the Class A-I-4 Certificates, until
                                        such balance is reduced to zero;
                                   6)   To the Class A-I-5 Certificates, until
                                        such balance is reduced to zero;
                                   7)   To the Class A-I-6 Certificates, until
                                        such balance is reduced to zero.

                                   The Principal Distribution Amount or the
                                   Class A Principal Distribution Amount, as applicable, with respect to Loan Group II will be distributed on each distribution date to the Class A-II Certificates until such balance is reduced to zero.

                                   EXCESS CASH FLOW
                                   The "Excess Cash Flow" from a loan group for any distribution date will derive primarily from the amount by which the interest accrued or advanced on the mortgage loans in that loan group exceeds the sum of (a) interest at the related pass-through rates on the related classes of offered certificates and (b) fees due the mortgage insurer for the applicable mortgage loans and accrued servicing fees in respect of that loan group. On each distribution date, the Excess Cash Flow for each Loan Group will be applied in the following order of priority.

                                   1)   To pay to the holders of the related
                                        offered certificates the principal
                                        portion of Realized Losses, other than a portion of Excess Losses and
                                        Extraordinary Losses, incurred on the
                                        mortgage loans in that loan group for
                                        the preceding calendar month;
                                   2)   To pay to the holders of the other
                                        offered certificates the principal
                                        portion of Realized Losses, other than a portion of Excess Losses and
                                        Extraordinary Losses, incurred on the
                                        mortgage loans in the other loan group
                                        for the preceding calendar month to the
                                        extent not covered by Excess Cash Flow
                                        from the other loan group;
                                   3)   (a) in the case of Loan Group I, to pay
                                        any Subordination Increase Amount with
                                        respect to Loan Group I and (b) in the
                                        case of Loan Group II, first to fund the Class A-II Basis Risk Reserve Fund up to $10,000 and then to pay any Subordination Increase Amount respect to Loan Group II;
                                   4)   [To pay the Subordination Increase
                                        Amount for the other loan group to the
                                        extent not covered by the Excess Cash
                                        Flow for the other loan group;]
                                   5)   To pay to the holders of the related
                                        offered certificates the amount of any
                                        Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;
                                   6)   To pay to the holders of the other
                                        offered certificates the amount of any
                                        Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation and Excess Cash Flow from the other loan group on that distribution date;
                                   7)   To pay to the holders of the related
                                        offered certificates any Prepayment
                                        Interest Shortfalls remaining unpaid
                                        from prior distribution dates together
                                        with interest thereon;
                                   8)   To pay to the holders of the other
                                        offered certificates any Prepayment
                                        Interest Shortfalls remaining unpaid
                                        from prior distribution dates together
                                        with interest thereon, to the extent not covered by Excess Cash Flow from the other loan group;
                                   9)   To pay to the holders of the related
                                        offered certificates, sequentially, in
                                        order of payment priority, beginning
                                        with the related Class A Certificates,
                                        and in the case of the Class A-I
                                        Certificates, on a pro rata basis, among the classes of Class A-I Certificates, any related Allocated Loss Amounts;
                                   10)  To pay to the holders of the other
                                        offered certificates any related
                                        Allocated Loss Amounts to the extent not covered by Excess Cash Flow from the other loan group;
                                   11)  in the case of Loan Group II, to pay to
                                        the Loan Group II Basis Risk Reserve
                                        Fund for distribution to the holders of
                                        the Loan Group II Certificates the
                                        amount of any Loan Group II Basis Risk
                                        Shortfalls for the current distribution
                                        date and any Loan Group II Basis Risk
                                        Shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon; and
                                   12)  To pay to the holders of the related
                                        class of Class SB Certificates and Class
                                        R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

   SUBORDINATED AMOUNT:            For either loan group on any distribution
                                   date, the excess, if any, of (a) the
                                   aggregate Stated Principal Balances of the mortgage loans in that group after giving effect to distributions of principal to be made on that distribution date over (b) the Certificate Principal Balance of the related offered certificates as of that distribution date, after taking into account the payment to those offered certificates of the related
                                   Basic Principal Amount.

   SUBORDINATION INCREASE AMOUNT:  For either loan group on any distribution date, the lesser of (x) the amount of Excess
                                   Cash Flow for that loan group remaining after covering realized losses for that loan group and, if necessary, the other loan group, and
                                   (y) the related Subordination Deficiency. For each loan group and the first [two] distribution dates, the Subordination Increase Amount will be zero.

   SUBORDINATION REDUCTION AMOUNT: For either loan group on any distribution date, the lesser of (a) the Excess
                                   Subordinated Amount for that loan group and
                                   (b) the amount of the related Principal
                                   Remittance Amount.

   SUBORDINATION DEFICIENCY:       As to either loan group and any distribution
                                   date, the excess of any of (x) the related
                                   Targeted Subordination Amount over (y) the related Subordinated Amount after giving effect to the distribution of the related
                                   Basic Principal Amount on that distribution date.

   SUBORDINATION FLOOR:            As to either loan group, an amount equal to
                                   0.50% of the aggregate original Certificate
                                   Principal Balance of the related offered certificates.

   EXCESS SUBORDINATED AMOUNT:     For either loan group on any distribution
                                   date, the excess, if any, of (a) the related
                                   Subordinated Amount on that distribution date over (b) the related Targeted Subordinated
                                   Amount.

   TRIGGER EVENT:                  As to either loan group and any distribution
                                   date on or after the related Stepdown Date,
                                   (1) the product of (x) 1.10 in the case of Loan Group I and 1.25 in the case of Loan
                                   Group II and (y) the related Sixty-Plus
                                   Delinquency Percentage, equals or exceeds (2) the related Senior Enhancement Percentage for that distribution date.

   TARGETED SUBORDINATED AMOUNT:   For either loan group and

                                   (1)  the first [two] distribution dates,
                                        zero; and

                                   (2)  any distribution date thereafter, the
                                        product of (x) [0.50]% in the case of
                                        Loan Group I and [0.50]% in the case of
                                        Loan Group II and (y) the aggregate
                                        Stated Principal Balance as of the
                                        cut-off date of the mortgage loans in
                                        that loan group.

   ALLOCATED LOSS AMOUNT:          As to any loan group, related class of
                                   offered certificates and distribution date, the sum of (x) the amount of Realized Losses, other than Excess Losses, for that loan group and the related due period that are allocated to that class of certificates and (y) any portion of the Realized Losses, other than Excess Losses, allocated to that class of certificates on the prior distribution date that has not been reimbursed.

   SIXTY-PLUS DELINQUENCY
   PERCENTAGE:                     With respect to either loan group and any
                                   distribution date, the arithmetic average, for each of the three distribution dates ending with the applicable distribution date, of the percentage equivalent of a fraction, the numerator of which is the aggregate
                                   Stated Principal Balance of the mortgage loans in that loan group that are 60 or greater days delinquent in payment of principal and interest for the relevant distribution date, including mortgaged loans in foreclosure and REO, and the denominator of which is the aggregate Stated Principal
                                   Balance of all of the mortgage loans in that loan group immediately preceding the relevant distribution date.

   SENIOR ENHANCEMENT PERCENTAGE:   As to either loan group and any distribution
                                   date, the percentage equivalent of a
                                   fraction, (i) the numerator of which is the sum of (x) the aggregate Certificate Principal Balance of the related Class M Certificates immediately prior to that distribution date and (y) the related Subordinated Amount and (ii) the denominator of which is the aggregate Stated Principal Balance of the mortgage loans in that loan group as of the end of the preceding due period.

   ALLOCATION OF LOSSES:           The subordination provided to the Class A
                                   Certificates by the related Class M
                                   Certificates, and to a class of Class M
                                   Certificates by the related class or classes of Class M Certificates with a lower payment priority, will cover Realized Losses in the mortgage loans that are defaulted mortgage loans, Fraud Losses and Special Hazard
                                   Losses, subject to the limitations set forth below and in the pooling and servicing agreement. Any Realized Losses that are not Excess Losses or Extraordinary Losses for a loan group will be allocated in the following order of priority:

                                   1)   To Excess Cash Flow for that loan group
                                        for the related distribution date;

                                   2)   To the Excess Cash Flow for the other
                                        loan group, to the extent remaining
                                        after covering Realized Losses on the
                                        mortgage loans in that other loan group
                                        for the related distribution date;

                                   3)   To the related Class SB Certificates,
                                        which represent the Subordinated Amount, until that Subordinated Amount is reduced to zero;

                                   4)   To the related Class M-3 Certificates,
                                        until reduced to zero; 5) To the related
                                        Class M-2 Certificates, until reduced to zero; 6) To the related Class M-1 Certificates, until reduced to zero; 7) Among the Class A Certificates related to the loan group that incurred the Realized Loss, allocated among the applicable classes of Class A
                                        Certificates on a pro rata basis.

                                   Any Excess Losses or Extraordinary Losses with respect to each loan group will be allocated to the related offered certificates on a pro rata basis and in an aggregate amount equal to the percentage of the loss equal to the then aggregate Certificate Principal Balance of the related offered certificates divided by the then aggregate Stated Principal Balance of the mortgage loans in the related loan group, in each case subject to the limitations set forth in the pooling and servicing agreement, and the remainder of Realized Losses will be allocated to the related Class SB Certificates.

                                   The initial Special Hazard Amount will be
                                   $[8,500,000] with respect to Loan Group I and $[11,500,000] with respect to Loan Group II. As of any date of determination and with respect to either loan group, the Special Hazard Amount shall equal the respective initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses with respect to that loan group and (B) the related adjustment amount (as described more fully in the pooling and servicing agreement).

                                   The initial Fraud Loss Amount initially will be $[25,500,000] for Loan Group I and $[34,500,000] for Loan Group II. As of any date of determination and with respect to either loan group, the related Fraud Loss Amount shall equal:

                                   (X) prior to the first anniversary of the cut-off date an amount equal to 3.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the cut-off date minus the aggregate amounts allocated through subordination with respect to Fraud Losses with respect to such loan group up to such date of determination;

                                   (Y) from the first to the second anniversary of the cut-off date, an amount equal to

                                   (1)  the lesser of (a) the Fraud Loss Amount
                                        for that loan group as of the most
                                        recent anniversary of the cut-off date
                                        and (b) 2.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus

                                   (2)  the aggregate amount allocated through
                                        subordination with respect to Fraud Loss with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination; and

                                   (Z) from the second anniversary of the
                                   cut-off date and each anniversary thereafter, an amount equal to

                                   (1)  the lesser of (a) the Fraud Loss Amount
                                        for that loan group as of the most
                                        recent anniversary of the cut-off date
                                        and (b) 1.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus

                                   (2)  the aggregate amount allocated through
                                        subordination with respect to Fraud Loss with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination.

                                   Each Special Hazard Amount and Fraud Loss
                                   Amount is subject to further reduction as described in the prospectus.

   ADVANCES:                       Prior to each distribution date, the master
                                   servicer is required to make advances, out of its own funds, with respect to any payments of principal or interest, net of the related servicing fee, that were due on the mortgage loans in any loan group during the related due period and not received as of the last business day next preceding the related determination date. The master servicer will advance funds only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

   MONTHLY FEES:                   The weighted average expense fee rate for
                                   each loan group, which consists of the
                                   servicing fee, the master servicing fee and the mortgage insurer fee, is as follows:

                                   Loan Group I:    Approximately [0.87]% per
                                                    annum, payable monthly;
                                   Loan Group II:   Approximately [1.06]% per
                                                    annum, payable monthly.

   OPTIONAL TERMINATION:           At its option, on any distribution date when
                                   the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, is less than 10% of the initial aggregate Stated Principal Balance of the related loan group, the master servicer may purchase from the trust all remaining Group I
                                   Loans or Group II Loans, as applicable, and other assets related thereto, and thereby effect early retirement of the Loan Group I
                                   Certificates or the Loan Group II
                                   Certificates.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-1 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  10.82         1.47         1.21         1.00          0.86         0.78
MODIFIED DURATION (YEARS)                              8.48         1.40         1.15         0.96          0.83         0.76
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                             11/25/16      7/25/04     12/25/03      7/25/03       3/25/03      1/25/03
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               182           34           27           22            18           16
ILLUSTRATIVE YIELD @ PAR (30/360)                     3.76%        3.76%        3.76%        3.76%         3.76%        3.76%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  16.67         3.14         2.50         2.00          1.68         1.49
MODIFIED DURATION (YEARS)                             11.01         2.84         2.29         1.86          1.57         1.40
FIRST PRINCIPAL PAYMENT                            11/25/16      7/25/04     12/25/03      7/25/03       3/25/03      1/25/03
LAST PRINCIPAL PAYMENT                              9/25/19      3/25/05      6/25/04     11/25/03       7/25/03      4/25/03
PRINCIPAL LOCKOUT (MONTHS)                              181           33           26           21            17           15
PRINCIPAL WINDOW (MONTHS)                                35            9            7            5             5            4
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.08%        4.99%        4.97%        4.93%         4.90%        4.87%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  22.30         5.05         3.87         3.00          2.42         2.12
MODIFIED DURATION (YEARS)                             12.64         4.29         3.40         2.70          2.21         1.95
FIRST PRINCIPAL PAYMENT                             9/25/19      3/25/05      6/25/04     11/25/03       7/25/03      4/25/03
LAST PRINCIPAL PAYMENT                              7/25/27      5/25/09      3/25/07     11/25/05       1/25/05      6/25/04
PRINCIPAL LOCKOUT (MONTHS)                              215           41           32           25            21           18
PRINCIPAL WINDOW (MONTHS)                                95           51           34           25            19           15
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.43%        5.38%        5.36%        5.33%         5.30%        5.28%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.92         9.90         7.03         5.00          3.93         3.22
MODIFIED DURATION (YEARS)                             12.99         7.24         5.56         4.20          3.41         2.84
FIRST PRINCIPAL PAYMENT                             7/25/27      5/25/09      3/25/07     11/25/05       1/25/05      6/25/04
LAST PRINCIPAL PAYMENT                              8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
PRINCIPAL LOCKOUT (MONTHS)                              309           91           65           49            39           32
PRINCIPAL WINDOW (MONTHS)                                26           55           48           24            17           15
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.08%        6.05%        6.03%        6.01%         5.99%        5.97%
------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  28.43        13.61        10.84         8.11          6.18         5.15
MODIFIED DURATION (YEARS)                             12.44         8.71         7.51         6.08          4.91         4.22
FIRST PRINCIPAL PAYMENT                             8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              334          145          112           72            55           46
PRINCIPAL WINDOW (MONTHS)                                 8           21           21           32            30           28
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.71%        6.69%        6.68%        6.67%         6.65%        6.63%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  28.98        16.38        13.42        10.30          7.74         6.09
MODIFIED DURATION (YEARS)                             12.52         9.60         8.52         7.11          5.73         4.75
FIRST PRINCIPAL PAYMENT                             8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
LAST PRINCIPAL PAYMENT                              8/25/31      9/25/27      1/25/24     10/25/19       7/25/16      2/25/15
PRINCIPAL LOCKOUT (MONTHS)                              334          145          112           72            55           46
PRINCIPAL WINDOW (MONTHS)                                25          167          156          145           123          115
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.71%        6.74%        6.75%        6.75%         6.74%        6.70%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  13.20         7.51         6.99         6.50          5.97         5.50
MODIFIED DURATION (YEARS)                              8.61         5.76         5.46         5.16          4.84         4.53
FIRST PRINCIPAL PAYMENT                            10/25/04     10/25/04     10/25/04     10/25/04      12/25/04      1/25/05
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                               36           36           36           36            38           39
PRINCIPAL WINDOW (MONTHS)                               306          130           97           68            47           35
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.17%        6.15%        6.14%        6.14%         6.13%        6.13%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  13.20         7.53         7.04         6.64          6.39         6.27
MODIFIED DURATION (YEARS)                              8.61         5.76         5.48         5.24          5.09         5.01
FIRST PRINCIPAL PAYMENT                            10/25/04     10/25/04     10/25/04     10/25/04      12/25/04      1/25/05
LAST PRINCIPAL PAYMENT                              6/25/31      6/25/27     10/25/23      8/25/19       7/25/16     12/25/14
PRINCIPAL LOCKOUT (MONTHS)                               36           36           36           36            38           39
PRINCIPAL WINDOW (MONTHS)                               321          273          229          179           140          120
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.17%        6.15%        6.14%        6.14%         6.14%        6.14%
------------------------------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-IO (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                   1.96         1.96         1.96         1.96          1.96         1.96
MODIFIED DURATION (YEARS)                              1.04         1.04         1.04         1.04          1.04         1.04
FIRST PRINCIPAL PAYMENT                             9/25/02      9/25/02      9/25/02      9/25/02       9/25/02      9/25/02
LAST PRINCIPAL PAYMENT                              3/25/04      3/25/04      3/25/04      3/25/04       3/25/04      3/25/04
PRINCIPAL LOCKOUT (MONTHS)                               11           11           11           11            11           11
PRINCIPAL WINDOW (MONTHS)                                19           19           19           19            19           19
ILLUSTRATIVE YIELD @ 8.92052% (30/360)                5.55%        5.55%        5.55%        5.55%         5.55%        5.55%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.10         9.28         7.37         5.79          4.83         4.34
MODIFIED DURATION (YEARS)                             11.82         6.55         5.53         4.58          3.96         3.63
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      11/25/04     11/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            37           37
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            48           37
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.72%        6.69%        6.67%        6.66%         6.64%        6.63%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.23         9.80         7.89         6.26          5.21         4.66
MODIFIED DURATION (YEARS)                             11.84         6.74         5.75         4.82          4.17         3.83
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      11/25/04     11/25/04
LAST PRINCIPAL PAYMENT                              4/25/31      3/25/21      7/25/17      1/25/15       8/25/12      2/25/11
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            37           37
PRINCIPAL WINDOW (MONTHS)                               133          180          147          124            94           76
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.72%        6.70%        6.70%        6.69%         6.67%        6.66%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.10         9.28         7.37         5.79          4.81         4.30
MODIFIED DURATION (YEARS)                             11.50         6.46         5.47         4.54          3.91         3.58
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                     7.01%        6.98%        6.97%        6.95%         6.93%        6.90%
------------------------------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-I-2 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.18         9.52         7.67         6.04          5.01         4.47
MODIFIED DURATION (YEARS)                             11.51         6.55         5.59         4.67          4.03         3.68
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              1/25/31      7/25/18      2/25/16      3/25/13       1/25/11     10/25/09
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               130          148          130          102            76           61
ILLUSTRATIVE YIELD @ PAR (30/360)                     7.01%        6.99%        6.98%        6.97%         6.95%        6.92%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  24.25         8.14         6.45         5.07          4.24         3.81
MODIFIED DURATION (YEARS)                             10.94         5.82         4.89         4.04          3.49         3.20
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                     7.42%        7.38%        7.36%        7.34%         7.32%        7.27%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  24.25         8.14         6.45         5.07          4.24         3.81
MODIFIED DURATION (YEARS)                             10.94         5.82         4.89         4.04          3.49         3.20
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                     7.42%        7.38%        7.36%        7.34%         7.32%        7.27%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-II (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  20.90         5.22         3.63         2.50          1.89         1.56
MODIFIED DURATION (YEARS)                             13.58         4.36         3.18         2.26          1.74         1.46
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               348          170          119           83            64           54
ILLUSTRATIVE YIELD @ PAR (30/360)                     3.91%        3.91%        3.91%        3.91%         3.91%        3.90%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-II (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  20.94         5.63         3.96         2.73          2.06         1.71
MODIFIED DURATION (YEARS)                             13.60         4.56         3.37         2.42          1.88         1.58
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                              8/25/31      7/25/28      4/25/23      3/25/17      10/25/13     12/25/11
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               359          322          259          186           145          123
ILLUSTRATIVE YIELD @ PAR (30/360)                     3.91%        3.92%        3.92%        3.92%         3.92%        3.93%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.06         9.33         6.49         4.69          4.03         3.85
MODIFIED DURATION (YEARS)                             15.98         7.44         5.50         4.15          3.63         3.49
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     11/25/04       1/25/05      2/25/05
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           37            39           40
PRINCIPAL WINDOW (MONTHS)                                65          118           83           46            25           14
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.17%        4.17%        4.17%        4.17%         4.17%        4.16%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.14        10.06         7.06         5.08          4.33         4.11
MODIFIED DURATION (YEARS)                             16.00         7.81         5.85         4.43          3.86         3.69
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     11/25/04       1/25/05      2/25/05
LAST PRINCIPAL PAYMENT                              6/25/31      1/25/23      4/25/17      8/25/12       2/25/10     11/25/08
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           37            39           40
PRINCIPAL WINDOW (MONTHS)                                74          204          151           94            62           46
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.17%        4.18%        4.18%        4.18%         4.18%        4.18%
------------------------------------------------------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-II-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.06         9.33         6.49         4.66          3.92         3.64
MODIFIED DURATION (YEARS)                             15.29         7.30         5.42         4.07          3.50         3.29
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      11/25/04     12/25/04
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            37           38
PRINCIPAL WINDOW (MONTHS)                                65          118           83           47            27           16
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.56%        4.56%        4.56%        4.56%         4.56%        4.56%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.12         9.79         6.85         4.90          4.10         3.80
MODIFIED DURATION (YEARS)                             15.31         7.53         5.63         4.24          3.64         3.41
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      11/25/04     12/25/04
LAST PRINCIPAL PAYMENT                              4/25/31      7/25/20      4/25/15      3/25/11      12/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            37           38
PRINCIPAL WINDOW (MONTHS)                                72          174          127           78            50           36
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.56%        4.57%        4.58%        4.58%         4.58%        4.58%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.67         8.36         5.81         4.18          3.55         3.33
MODIFIED DURATION (YEARS)                             13.64         6.41         4.77         3.61          3.14         2.96
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            36           36
PRINCIPAL WINDOW (MONTHS)                                65          118           83           47            28           18
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.56%        5.56%        5.56%        5.56%         5.56%        5.56%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.67         8.38         5.82         4.19          3.56         3.34
MODIFIED DURATION (YEARS)                             13.64         6.42         4.78         3.62          3.14         2.97
FIRST PRINCIPAL PAYMENT                             5/25/25      2/25/06     10/25/04     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                             11/25/30     11/25/16      6/25/12      2/25/09       6/25/07      7/25/06
PRINCIPAL LOCKOUT (MONTHS)                              283           52           36           36            36           36
PRINCIPAL WINDOW (MONTHS)                                67          130           93           53            33           22
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.56%        5.56%        5.57%        5.57%         5.57%        5.57%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                            GROUP II MAXIMUM RATE (%)

                                    BASED ON       BASED ON                                      BASED ON       BASED ON
                DISTRIBUTION        6m LIBOR     the Fully-                   DISTRIBUTION       6m LIBOR     the Fully-
      MONTH             DATE        @ 3.465%       ADJUSTED          MONTH            DATE       @ 3.465%       ADJUSTED
                                                   LIFETIME                                                     LIFETIME
                                                   RATE CAP                                                     RATE CAP
     1              10/25/01            9.00           9.00             46         7/25/05           9.87          14.34
     2              11/25/01            8.71           8.71             47         8/25/05           9.56          13.88
     3              12/25/01            9.00           9.00             48         9/25/05           9.56          14.23
     4               1/25/02            8.71           8.71             49        10/25/05           9.87          15.01
     5               2/25/02            8.71           8.71             50        11/25/05           9.56          14.52
     6               3/25/02            9.64           9.64             51        12/25/05           9.87          15.01
     7               4/25/02            8.71           8.71             52         1/25/06           9.56          14.52
     8               5/25/02            9.00           9.00             53         2/25/06           9.56          14.52
     9               6/25/02            8.71           8.71             54         3/25/06          10.58          16.47
    10               7/25/02            9.00           9.00             55         4/25/06           9.56          14.88
    11               8/25/02            8.71           8.71             56         5/25/06           9.87          15.37
    12               9/25/02            8.71           8.71             57         6/25/06           9.56          14.88
    13              10/25/02            9.00           9.00             58         7/25/06           9.87          15.37
    14              11/25/02            8.71           8.71             59         8/25/06           9.56          14.88
    15              12/25/02            9.00           9.00             60         9/25/06           9.56          14.91
    16               1/25/03            8.71           8.71             61        10/25/06           9.87          15.40
    17               2/25/03            8.71           8.71             62        11/25/06           9.56          14.91
    18               3/25/03            9.64           9.64             63        12/25/06           9.87          15.40
    19               4/25/03            8.71           8.71             64         1/25/07           9.56          14.91
    20               5/25/03            9.00           9.00             65         2/25/07           9.56          14.91
    21               6/25/03            8.71           8.71             66         3/25/07          10.58          16.50
    22               7/25/03            9.00           9.00             67         4/25/07           9.56          14.91
    23               8/25/03            8.71           8.71             68         5/25/07           9.87          15.40
    24               9/25/03            8.71           8.71             69         6/25/07           9.56          14.91
    25              10/25/03            9.56          10.74             70         4/25/07           9.87          15.40
    26              11/25/03            9.25          10.39             71         5/25/07           9.56          14.91
    27              12/25/03            9.56          10.74             72         6/25/07           9.56          14.91
    28               1/25/04            9.25          10.39             73         7/25/07           9.87          15.40
    29               2/25/04            9.25          10.39             74         8/25/07           9.56          14.91
    30               3/25/04            9.89          11.11             75         9/25/07           9.87          15.40
    31               4/25/04            9.26          11.15             76        10/25/07           9.56          14.91
    32               5/25/04            9.56          11.52             77        11/25/07           9.56          14.91
    33               6/25/04            9.26          11.15             78        12/25/07          10.21          15.93
    34               7/25/04            9.56          11.52             79         1/25/08           9.56          14.91
    35               8/25/04            9.26          11.15             80         2/25/08           9.87          15.40
    36               9/25/04            9.56          12.02             81         3/25/08           9.56          14.91
    37              10/25/04            9.87          13.20             82         4/25/08           9.87          15.40
    38              11/25/04            9.56          12.77             83         5/25/08           9.56          14.91
    39              12/25/04            9.87          13.20             84         6/25/08           9.56          14.91
    40               1/25/05            9.56          12.77             85         7/25/08           9.87          15.40
    41               2/25/05            9.56          12.77             86         8/25/08           9.56          14.91
    42               3/25/05           10.58          14.53             87         9/25/08           9.87          15.40
    43               4/25/05            9.56          13.88             88        10/25/08           9.87          14.34
    44               5/25/05            9.87          14.34             89        11/25/08           9.56          13.88
    45               6/25/05            9.56          13.88             90        12/25/08           9.56          14.23


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



------------------------------------------------------------------------------------------
 POOL                                             GROUP I (FIXED)         GROUP II (ARMS)
------------------------------------------------------------------------------------------
 Current Principal Balance (as of 8/_/01)         $755,269,550.01       $1,011,640,089.63
 Loan Count                                                 9,300                   8,456
 Average Current Principal Balance                     $81,211.78             $119,635.77
 Range of Original Principal Balance      $5,060.00 - $500,000.00 $15,000.00 - 675,000.00
         Up to $25,000.00                                   2.33%                   0.11%
         $25,000.01 to $50,000.00                          11.18%                   3.48%
         $50,000.01 to $75,000.00                          17.96%                  10.54%
         $75,000.01 to $100,000.00                         16.69%                  13.13%
         $100,000.01 to $125,000.00                        12.97%                  14.29%
         $125,000.01 to $150,000.00                         9.95%                  12.81%
         $150,000.01 to $175,000.00                         7.43%                   9.41%
         $175,000.01 to $200,000.00                         5.12%                   8.31%
         $200,000.01 to $300,000.00                        11.21%                  19.33%
         $300,000.01 to $400,000.00                         4.73%                   7.82%
         $400,000.01 to $500,000.00                         0.42%                   0.40%
         $500,000.01 to $600,000.00                            --                   0.11%
         $600,000.01 or higher                                 --                   0.26%
------------------------------------------------------------------------------------------
 WA Gross Coupon                                           9.993%                  9.536%
 WA Net Coupon                                             9.120%                  8.472%
 Range of Gross Coupons                          6.600% - 16.990%          6.95% - 15.50%
         6.000% to 6.999%                                   0.02%                   0.04%
         7.000% to 7.999%                                   2.21%                   6.12%
         8.000% to 8.999%                                  17.43%                  26.79%
         9.000% to 9.999%                                  36.75%                  36.58%
         10.000% to 10.999%                                26.81%                  23.50%
         11.000% to 11.999%                                11.41%                   5.98%
         12.000% to 12.999%                                 3.55%                   0.87%
         13.000% to 13.999%                                 1.60%                   0.12%
         14.000% to 14.999%                                 0.15%                      --
         15.000% to 15.999%                                 0.04%                   0.01%
         16.000% to 16.999%                                 0.02%                      --
------------------------------------------------------------------------------------------
 WA Margin                                                     --                  6.948%
 WA Lifetime Rate Cap                                          --                 15.944%
 WA Lifetime Rate Floor                                        --                   9.04%
 WA Initial Periodic Cap                                       --                  2.644%
 WA Periodic Cap                                               --                  1.143%
 WA Months to Roll                                             --                      27
 Index Type: 6-Mo LIBOR / 1-Yr Treasury                        --          99.95% / 0.05%
------------------------------------------------------------------------------------------
 WA Remaining Amortization Term (mos)                         339                     359
 WA Age (mos)                                                   1                       0
 WA Original Term to Maturity (mos)                           307                     360
 WA Remaining Term to Maturity (mos)                          307                     359
------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


-----------------------------------------------------------------------------
POOL                                  GROUP I (FIXED)        GROUP II (ARMS)
-----------------------------------------------------------------------------
 Balloon / Fully Amortizing           17.65% / 82.35%        100.00% / 0.00%
 First Lien / Second Lien              96.02% / 3.98%        100.00% / 0.00%
-----------------------------------------------------------------------------
 CREDIT SCORE
 Weighted Average Credit Score                    606                    604
 Range of Credit Scores                    409 to 814             436 to 801
         400 to 459                             0.14%                  0.04%
         460 to 499                             1.06%                  0.94%
         500 to 539                             6.54%                  6.87%
         540 to 579                            21.56%                 23.69%
         580 to 619                            33.12%                 33.00%
         620 to 659                            24.94%                 23.81%
         660 to 699                             8.42%                  7.69%
         700 to 739                             2.69%                  2.62%
         740 to 779                             0.97%                  0.85%
         780 to 819                             0.22%                  0.16%
         Not Available                          0.32%                  0.33%
-----------------------------------------------------------------------------
 CREDIT GRADES
         A4                                    35.90%                 32.38%
         AX                                    27.85%                 27.68%
         AM                                    18.99%                 21.03%
         B                                     12.30%                 13.99%
         C                                      3.51%                  3.39%
         CM                                     1.44%                  1.53%
-----------------------------------------------------------------------------
 ORIGINAL LTV*
 Weighted Average Original LTV*                80.10%                 82.06%
         Up to 40.00%                           1.48%                  0.46%
         40.01% to 50.00%                       2.01%                  0.90%
         50.01% to 60.00%                       3.51%                  2.21%
         60.01% to 70.00%                       8.76%                  6.54%
         70.01% to 80.00%                      36.91%                 36.69%
         80.01% to 90.00%                      39.61%                 46.72%
         90.01% to 100.00%                      7.71%                  6.47%
         100.01% to 105.00%                     0.00%                     --
-----------------------------------------------------------------------------


* With respect to the junior Group I Loans, this table was calculated using the combined loan-to-value ratio for such Group I Loans.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------------------------
POOL                                       GROUP I (FIXED)       GROUP II (ARMS)
--------------------------------------------------------------------------------
PROPERTY TYPE
 SF Detached                                        89.75%              85.73%
 PUD Detached                                        4.41%               9.10%
 Low-Rise Condo                                      2.23%               2.53%
 Manufactured Housing                                1.28%               0.35%
 Townhouse                                           1.05%               0.76%
 PUD Attached                                        1.01%               1.30%
 Mid-Rise Condo                                      0.11%               0.15%
 Hi-Rise Condo                                       0.10%               0.08%
 Leasehold                                           0.06%               0.00%
-------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                                     89.28%              93.38%
 Non-Owner Occupied                                  9.71%               5.98%
 Second Home                                         1.01%               0.64%
-------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                                 80.70%              84.63%
 Limited Documentation                              19.30%              15.37%
-------------------------------------------------------------------------------
LOAN PURPOSE
 Equity Refi                                        65.58%              48.60%
 Purchase                                           26.33%              44.02%
 Rate/Term Refi                                      8.09%               7.39%
-------------------------------------------------------------------------------
PREPAYMENT PENALTIES TERMS
          None                                      29.93%              15.87%
          12 months                                  6.61%               5.55%
          24 months                                  2.86%              29.65%
          36 months                                 41.06%              44.08%
          48 months                                  0.19%               0.10%
          60 months                                 18.64%               4.04%
          Other (not more than 60 months)            0.71%               0.71%
-------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)                   8.75% FL           14.17% CA
                                                  8.19% TX            8.19% TX
                                                  7.98% CA            6.70% MI
                                                  5.96% MI            5.30% FL
                                                                      5.23% IL
-------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST




NEW ISSUE COMPUTATIONAL MATERIALS (3)



$2,000,000,000


RASC SERIES 2001-KS3 TRUST
Issuer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2001-KS3








SEPTEMBER 5, 2001 (UPDATED: SEPTEMBER 6, 2001)




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION


THE INFORMATION CONTAINED IN THE ATTACHED MATERIALS (THE "INFORMATION") MAY INCLUDE VARIOUS FORMS OF PERFORMANCE ANALYSIS, SECURITY CHARACTERISTICS AND SECURITIES PRICING ESTIMATES FOR THE SECURITIES ADDRESSED. PLEASE READ AND UNDERSTAND THIS ENTIRE STATEMENT BEFORE UTILIZING THE INFORMATION. SHOULD YOU RECEIVE INFORMATION THAT REFERS TO THE "STATEMENT REGARDING ASSUMPTIONS AND OTHER INFORMATION," PLEASE REFER TO THIS STATEMENT INSTEAD.


     The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid
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such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer
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form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.
SSL-DOCS2 70026173v3

STRUCTURAL SUMMARY (a)(b)(c)

------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
                                                                        PRINCIPAL       EXPECTED     SCHEDULED
                                 INITIAL                        WAL      LOCKOUT/          FINAL         FINAL   INITIAL RATING
               LOAN            PRINCIPAL      PASS-THROUGH  TO CALL        WINDOW   DISTRIBUTION  DISTRIBUTION   (MOODY'S/S&P/
   CLASS      GROUP              BALANCE              RATE   (YRS.)      (MONTHS)           DATE          DATE       FITCH)
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
 A-I-1           I          $286,981,000      Floating (e)     1.00        0 / 22        7/25/03       2/25/17    Aaa/AAA/AAA
 A-I-2           I            51,255,000         Fixed (f)     2.00        21 / 5       11/25/03      12/25/19    Aaa/AAA/AAA
 A-I-3           I           181,938,000         Fixed (f)     3.00       25 / 25       11/25/05       8/25/27    Aaa/AAA/AAA
 A-I-4           I            77,933,000         Fixed (g)     5.00       49 / 24       10/25/07       9/25/29    Aaa/AAA/AAA
 A-I-5           I            90,393,000      Fixed (g)(h)     8.11       72 / 32        5/25/10       9/25/31    Aaa/AAA/AAA
 A-I-6           I            85,000,000      Fixed (g)(l)     6.50       36 / 68        5/25/10       9/25/31    Aaa/AAA/AAA
 A-IO            I                   (d)         Fixed (i)  0.97(k)        5 / 30        3/25/04       3/25/04    Aaa/AAA/AAA
 M-I-1           I            34,000,000         Fixed (g)     5.79       36 / 68        5/25/10       9/25/31     Aa2/AA/AA
 M-I-2           I            25,500,000         Fixed (g)     5.79       36 / 68        5/25/10       9/25/31       A2/A/A
 M-I-3           I            17,000,000         Fixed (g)     5.07       36 / 68        5/25/10       9/25/31    Baa2/BBB/BBB
 A-II           II         1,040,750,000   Floating (h)(j)     2.50        0 / 83        8/25/08       9/25/31    Aaa/AAA/AAA
 M-II-1         II            46,000,000   Floating (h)(j)     4.69       37 / 46        8/25/08       9/25/31     Aa2/AA/AA
 M-II-2         II            34,500,000   Floating (h)(j)     4.66       36 / 47        8/25/08       9/25/31       A2/A/A
 M-II-3         II            28,750,000   Floating (h)(j)     4.18       36 / 47        8/25/08       9/25/31    Baa2/BBB/BBB
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------
   TOTAL                  $2,000,000,000
------------ --------- ------------------ ----------------- -------- ------------- -------------- ------------- -----------------

NOTES:    (a)  The principal balance of each class of Certificates is subject to a 5% variance.

          (b) Prepayment Speed Assumption: Loan Group I: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter); Loan Group II: 28% CPR.

          (c) The Certificates will each be priced to the 10% clean-up call of the related loan group.

          (d) The applicable notional principal balance will be equal to the lesser of (I) for the first 6 distribution dates $[298,000,000]; for the next 6 distribution dates, $[255,000,000]; for the next 6 distribution dates, $[204,000,000]; for the next 6 distribution dates, $[150,000,000]; for the next 6 distribution dates, $[85,000,000]; and thereafter, $0, and (II) the pool balance.

          (e) The lesser of (i) one-month LIBOR plus the applicable spread per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for payments of interest on the Class A-IO Certificates.

          (f) From the October 2001 distribution date through the March 2004 distribution date, the related pass-through rate will be the lesser of (i) the related fixed rate per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for payments of interest on the Class A-IO Certificates.

          (g) The related pass-through rate will be the lesser of (i) the related fixed rate per annum and (ii) the weighted average net mortgage rate on Loan Group I, adjusted for interest payable on the Class A-IO Certificates.

          (h) The pass-through rate for the Class A-I-5 Certificates will increase by 0.50% per annum on the first distribution date after the first possible optional termination date for Loan Group I. Likewise, the applicable spread for the Class A-II Certificates will double and the applicable spread for the Class M-II Certificates will increase by a 1.5 multiple on the first distribution date after the first possible optional termination date for Loan Group II

          (i) From the October 2001 distribution date through the March 2004 distribution date, [5.00]% per annum. Thereafter, 0.00% per annum.

          (j) The lesser of (i) one-month LIBOR plus the applicable spread per annum and (ii) the Group II maximum rate.

          (k)  Duration.

          (l)  Lockout bond.


COLLATERAL
     - Two loan groups: Loan Group I (Fixed) and Loan Group II (ARMs). Loan Group I will consist solely of fixed-rate subprime home equity loans secured by first liens (96.02%) and second liens (3.98%) on mortgaged properties. Loan Group II will consist of adjustable-rate subprime home equity loans secured by first liens on mortgaged properties.
     - The collateral information presented herein is based on the `Statistical Calculation Date' as of August 1, 2001. The actual pool balance as of the Closing Date will be approximately $850,000,000 with respect to Loan Group I and $1,150,000,000 with respect to Loan Group II.

CREDIT ENHANCEMENT
     -    Subordination
     -    Excess cash flow
     - Limited cross-collateralization of excess cash flow between the two loan groups

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


SUMMARY OF TERMS

   ISSUER:                         RASC Series 2001-KS3 Trust

   DEPOSITOR:                      Residential Asset Securities Corporation

   MASTER SERVICER:                Residential Funding Corporation

   LEAD MANAGER:                   Bear, Stearns & Co. Inc.

   CO-MANAGERS:                    JP Morgan
                                   Residential Funding Securities Corporation
                                   Salomon Smith Barney
                                   Banc of America Securities LLC
                                   Banc One Capital Corporation

   TRUSTEE:                        [Bankers Trust Company of California, N.A.]

   STATISTICAL CALCULATION DATE:   August 1, 2001

   CUT-OFF DATE:                   September 1, 2001

   CLOSING DATE:                   On or about September 26, 2001

   DISTRIBUTION DATE:              25th day of each month (or the next business
                                   day), commencing October 2001

   FORM OF CERTIFICATES:           The Certificates will be available in
                                   book-entry form through DTC, Clearstream and Euroclear.

   MINIMUM DENOMINATIONS:          $25,000 and integral multiples of $1 in
                                   excess thereof.

   ERISA CONSIDERATIONS:           The offered certificates may be purchased by
                                   persons investing assets of employee benefit plans or individual retirement accounts, subject to considerations set forth in the prospectus supplement.

   SMMEA ELIGIBILITY:              The offered certificates will NOT be
                                   'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

   FEDERAL TAX ASPECTS:            The Trust will be established as one or more
                                   REMICs for federal income tax purposes.

   ASSETS OF THETRUST:             The certificates in the aggregate will
                                   evidence the entire beneficial ownership interest in the trust. The trust will consist of: (a) the mortgage loans; (b) the assets as from time to time are identified as deposited in respect of the mortgage loans in the custodial account and in the certificate account and belonging to the trust; (c) property acquired by foreclosure of the mortgage loans or deed in lieu of foreclosure; (d) any applicable mortgage insurance policies and standard hazard insurance policies; and (e) all proceeds of the foregoing.

   MORTGAGE INSURANCE POLICY:      The depositor will acquire a mortgage
                                   insurance policy for certain first lien
                                   mortgage loans with current LTV ratios in excess of 65%. The insured mortgage loans are called the covered mortgage loans.
                                   Approximately [58]% of the mortgage loans in Loan Group I and [68]% of the mortgage loans in Loan Group II will be covered mortgage loans. The mortgage insurance policy for the covered mortgage loans will be issued by PMI
                                   Mortgage Insurance Co., called the mortgage insurer.

   ADJUSTABLE RATE CERTIFICATES:   The Class A-I-1 Certificates and the Loan
                                   Group II Certificates.

   FIXED RATE CERTIFICATES:        All classes of offered certificates except
                                   for the Adjustable Rate Certificates.

   AVAILABLE DISTRIBUTION AMOUNT:  For any distribution date and each loan group, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any subservicer: (a) the aggregate amount of scheduled payments on the related mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the related master servicing fees and subservicing fees, which are collectively referred to as the servicing fees, and, for the applicable mortgage loans, the premium payable on the mortgage insurance policy which, when added to the servicing fees, is collectively referred to as the expense fees;
                                   (b) certain unscheduled payments, including mortgagor prepayments on the related mortgage loans, insurance proceeds, liquidation proceeds and proceeds from repurchases of and substitutions for the related mortgage loans occurring during the preceding calendar month; and (c) all advances on the related mortgage loans made for that distribution date.

                                   With respect to any distribution date, the `due period' is the calendar month in which that distribution date occurs, the `determination date' is the 20th day of the month in which that distribution date occurs or, if that day is not a business day, the immediately succeeding business day, and the `due date' is the date on which a monthly payment for a mortgage loan is due.

   ACCRUED CERTIFICATE INTEREST:   For any distribution date and class of
                                   offered certificates, an amount equal to interest accrued during the related Interest
                                   Accrual Period on the Certificate Principal
                                   Balance of the certificates of that class immediately prior to that distribution date at the related pass-through rate less interest shortfalls from the related loan group, if any, allocated thereto for that distribution date, including:

                                   o the interest portions of Realized Losses on the related loan group, including Excess Special Hazard Losses, Excess Fraud Losses and Extraordinary Losses not allocated through subordination;

                                   o the interest portion of any advances for the related loan group that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses; and

                                   o any other interest shortfalls for the
                                   related loan group, including interest
                                   shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations, all allocated as described below.

                                   Any reductions will be allocated among the holders of all related classes of certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been payable on that distribution date absent these reductions. Accrued Certificate Interest on each class of offered certificates will be distributed on a pro rata basis. Accrued Certificate Interest on the Fixed Rate Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on the Adjustable Rate Certificates will be calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

   INTEREST ACCRUAL PERIOD:        For the Fixed Rate Certificates, the calendar
                                   month preceding the month in which the
                                   distribution date occurs. For the Adjustable
                                   Rate Certificates, (a) for the distribution date in October 2001, the period commencing on the closing date and ending on the day preceding the distribution date in October
                                   2001, and (b) with respect to any
                                   distribution date after the distribution date in October 2001, the period commencing on the distribution date on the month immediately preceding the month in which the distribution date occurs and ending on the day preceding the distribution date.

   INTEREST DISTRIBUTION AMOUNT:   For either loan group on any distribution
                                   date, the aggregate amount of Accrued
                                   Certificate Interest to be distributed to the holders of the related classes of offered certificates for that distribution date MINUS any related Net Prepayment Interest
                                   Shortfalls.

   NET PREPAYMENT INTEREST
   SHORTFALL:                      For either loan group on any distribution
                                   date, the aggregate amount of Prepayment
                                   Interest Shortfalls for that loan group that
                                   is not covered by: (a) Eligible Master
                                   Servicing Compensation for that loan group,
                                   (b) Eligible Master Servicing for the other
                                   loan group remaining after covering
                                   Prepayment Interest Shortfalls for that other
                                   loan group; (c) available Excess Cash Flow
                                   from that loan group; and (d) available
                                   Excess Cash Flow from the other loan group.

   ELIGIBLE MASTER SERVICING
   COMPENSATION:                   For either loan group and any distribution
                                   date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal
                                   Balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the master servicing fee payable to the master servicer in respect of its master servicing activities and reinvestment income received by the master servicer on amounts payable on that distribution date.

   EXCESS CASH FLOW:               For either loan group on any distribution
                                   date, the excess of the related Available
                                   Distribution Amount over the sum of (a) the Interest Distribution Amount for the related classes of offered certificates and (b) the related Basic Principal Amount.

   EXCESS LOSSES:                  Excess Fraud Losses and Excess Special Hazard
                                   Losses, collectively

   EXCESS FRAUD LOSSES:            For either loan group, Fraud Losses on the
                                   mortgage loans in that loan group in excess of the applicable Fraud Loss Amount (as described more fully herein).

   EXCESS SPECIAL HAZARD LOSSES:   For either loan group, Special Hazard Losses
                                   on the mortgage loans in that loan group in excess of the applicable Special Hazard
                                   Amount (as described more fully herein).

   EXTRAORDINARY LOSSES:           Realized Losses occasioned by war, civil
                                   insurrection, certain governmental actions, nuclear reaction and certain other risks.

   LOAN GROUP II BASIS RISK
   SHORTFALL:                      The excess of (x) Accrued Certificate
                                   Interest on a class of Loan Group II
                                   Certificates, calculated as a rate equal to One-Month LIBOR plus the applicable spread over (y) Accrued Certificate Interest on that class calculated at the then-applicable pass-through rate.

   STATED PRINCIPAL BALANCE:       For any mortgage loan as of any date of
                                   determination, the principal balance thereof as of the cut-off date, after application of all scheduled principal payments due in the month of the cut-off date, whether or not received, reduced by all amounts allocable to principal that have been distributed to certificateholders with respect to that mortgage loan on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of certificates on or before the date of determination.

   CERTIFICATE PRINCIPAL BALANCE:  For any offered certificate as of any date of determination, an amount equal to the initial Certificate Principal Balance of that certificate, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that certificate, and (b) any reductions in the Certificate Principal Balance of that certificate deemed to have occurred in connection with allocations of Realized Losses in the manner described in the prospectus supplement. The Certificate Principal Balance of each class of Class SB Certificates is equal to the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans in the related loan group over (b) the aggregate Certificate Principal Balance of the Loan Group I Certificates or the Loan Group II Certificates, as applicable.

   PRINCIPAL DISTRIBUTION AMOUNT:  For either loan group on any distribution date, the sum of: (1) the related Basic
                                   Principal Amount and (2) the amount of any related Subordination Increase Amount for that distribution date.

                                   In no event will the Principal Distribution
                                   Amount with respect to a Loan Group and any distribution date be (x) less than zero or
                                   (y) greater than the outstanding Certificate
                                   Principal Balance of the related offered certificates.

   BASIC PRINCIPAL AMOUNT:         As to either loan group and distribution
                                   date, the excess, if any, of (x) the
                                   Principal Remittance Amount for that loan group and distribution date over (y) the Subordination Reduction Amount, if any, for that loan group and distribution date.

   PRINCIPAL REMITTANCE AMOUNT:    For either loan group on any distribution
                                   date, the sum of the following amounts
                                   relating to the mortgage loans in that loan group: (1) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (2) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of a substitution, amounts representing a principal adjustment as required by the pooling and servicing agreement during the preceding calendar month; and (3) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

   STEPDOWN DATE:                  As to either loan group, the later of (x) the
                                   distribution date in October 2004 and (y) the first distribution date on which the related
                                   Senior Enhancement Percentage is greater than or equal to the applicable Specified
                                   Enhancement Percentage.

   CLASS A-I-6 LOCKOUT
   DISTRIBUTION AMOUNT:            For any distribution date, the product of (x)
                                   the Class A-I-6 Lockout Percentage for that distribution date and (y) the Class A-I-6 Pro
                                   Rata Distribution Amount for that
                                   distribution date. In no event will the Class
                                   A-I-6 Lockout Distribution Amount for a
                                   distribution date exceed the Principal
                                   Distribution Amount for Loan Group I for that distribution date.

   CLASS A-I-6 LOCKOUT PERCENTAGE: For each distribution date, the applicable percentage set forth below:

                                   DISTRIBUTION DATES         LOCKOUT PERCENTAGE
                                   ---------------------------------------------
                                   October 2001 through
                                   September 2004                    (0.00%)
                                   October 2004 through
                                   September 2006                   (45.00%)
                                   October 2006 through
                                   September 2007                   (80.00%)
                                   October 2007 through
                                   September 2008                  (100.00%)
                                   October 2008 and thereafter     (300.00%)


   CLASS A-I-6 PRO RATA
   DISTRIBUTION AMOUNT:            For any distribution date, an amount equal to
                                   the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that distribution date and the denominator of which is the aggregate
                                   Certificate Principal Balance of the Class
                                   A-I Certificates immediately prior to that distribution date and (y) the Principal
                                   Distribution Amount with respect to Loan
                                   Group I for that distribution date.

   CLASS A PRINCIPAL DISTRIBUTION
   AMOUNT: With respect to either loan group and any distribution date, the excess of (x) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to that distribution date over (y) the lesser of (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   CLASS M-1 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution
                                   Amount and (2) the Certificate Principal
                                   Balance of the related Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (1) the applicable
                                   Subordination Percentage of the Stated
                                   Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated
                                   Principal Balance of the mortgage loans in that loan group minus the related
                                   Subordination Floor.

   CLASS M-2 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A and Class M-1
                                   Certificates, after taking into account the distribution of the related Class A and Class
                                   M-1 Principal Distribution Amount and (2) the
                                   Certificate Principal Balance of the related
                                   Class M-2 Certificates immediately prior to that distribution date over (y) the lesser of
                                   (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   CLASS M-3 PRINCIPAL
   DISTRIBUTION AMOUNT:            With respect to either loan group and any
                                   distribution date, the excess of (x) the sum of (1) the aggregate Certificate Principal
                                   Balance of the related Class A, Class M-1 and
                                   Class M-2 Certificates, after taking into account the distribution of the related Class
                                   A, Class M-1 and Class M-2 Principal
                                   Distribution Amount and (2) the Certificate
                                   Principal Balance of the related Class M-3
                                   Certificates immediately prior to that
                                   distribution date over (y) the lesser of (1) the applicable Subordination Percentage of the Stated Principal Balance of the mortgage loans in that loan group and (2) the aggregate Stated Principal Balance of the mortgage loans in that loan group minus the related Subordination Floor.

   SPECIFIED ENHANCEMENT
   PERCENTAGE:                     For Loan Group I, [19.00]%. For Loan Group
                                   II, [20.00]%.

   SUBORDINATION PERCENTAGES:      As to any class of offered certificates, the
                                   respective amount set forth below:

                                   CLASS                PERCENTAGE
                                   Class A-I              [81.00]%
                                   Class M-I-1            [89.00]%
                                   Class M-I-2            [95.00]%
                                   Class M-I-3            [99.00]%
                                   Class A-II             [80.00]%
                                   Class M-II-1           [88.00]%
                                   Class M-II-2           [94.00]%
                                   Class M-II-3           [99.00]%

                                   INTEREST DISTRIBUTIONS
   PRIORITY OF DISTRIBUTIONS:      On each distribution date, holders of the
                                   Loan Group I and Loan Group II Certificates will be entitled to receive the Interest
                                   Distribution Amount for the related loan group. If an Interest Distribution Amount is reduced due to Net Prepayment Interest
                                   Shortfalls, those shortfalls will be
                                   allocated among the related classes of
                                   offered certificates based on their
                                   respective amounts of Accrued Certificate
                                   Interest payable on future distribution dates to the extent of Excess Cash Flow. In addition, any Loan Group II Basis Risk
                                   Shortfalls will bear interest at the
                                   pass-through rate for the applicable class, as adjusted from time to time, and will be payable on future distribution dates to the extent of Excess Cash Flow available for that purpose.

                                   PRINCIPAL DISTRIBUTIONS
                                   For a loan group and each distribution date
                                   (a) prior to the related Stepdown Date or (b) on which a related Trigger Event is in effect, the related Principal Distribution Amount will be distributed as follows:

                                   1)   To the related Class A Certificates,
                                        allocated as described below, until the
                                        aggregate Certificate Principal Balance
                                        of those Class A Certificates has been
                                        reduced to zero;
                                   2)   To the related Class M-1 Certificates,
                                        until reduced to zero;
                                   3)   To the related Class M-2 Certificates,
                                        until reduced to zero;
                                   4)   To the related Class M-3 Certificates,
                                        until reduced to zero.

                                   For a loan group and each distribution date
                                   (a) on or after the related Stepdown Date and
                                   (b) on which a related Trigger Event is not in effect, the related Principal Distribution Amount will be distributed as follows:

                                   1)   The lesser of (x) the Principal
                                        Distribution Amount and (y) the Class A
                                        Principal Distribution Amount, to the
                                        related Class A Certificates, allocated
                                        as described below, until the aggregate
                                        Certificate Principal Balance of those
                                        Class A Certificates is reduced to zero;
                                   2)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above, and (y) the Class M-1 Principal Distribution Amount, to the related Class M-1 Certificates, until such balance is reduced to zero;
                                   3)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above and to the holders of the Class M-1 Certificates under the clause second above, and (y) the Class M-2 Principal Distribution Amount, to the related Class M-2 Certificates, until such balance is reduced to zero;
                                   4)   The lesser of (x) the excess of (1) the
                                        Principal Distribution Amount over (2)
                                        the amount distributed to the holders of the Class A Certificates under the clause first above, to the holders of the Class M-1 Certificates under the clause second above and to the holders of the Class M-2 Certificates under the clause third above, and (y) the Class M-3 Principal Distribution Amount, to the related Class M-3 Certificates, until such balance is reduced to zero.

                                   Distributions of the Principal Distribution
                                   Amount or the Class A Principal Distribution
                                   Amount, as applicable, for Loan Group I to the Class A-I Certificates on each distribution date will be made as follows:

                                   1)   To the Class A-I-6 Certificates, in an
                                        amount equal to the Class A-I-6 Lockout
                                        Distribution Amount for that
                                        distribution date, until such balance is reduced to zero;
                                   2)   To the Class A-I-1 Certificates, until
                                        such balance is reduced to zero;
                                   3)   To the Class A-I-2 Certificates, until
                                        such balance is reduced to zero;
                                   4)   To the Class A-I-3 Certificates, until
                                        such balance is reduced to zero;
                                   5)   To the Class A-I-4 Certificates, until
                                        such balance is reduced to zero;
                                   6)   To the Class A-I-5 Certificates, until
                                        such balance is reduced to zero;
                                   7)   To the Class A-I-6 Certificates, until
                                        such balance is reduced to zero.

                                   The Principal Distribution Amount or the
                                   Class A Principal Distribution Amount, as applicable, with respect to Loan Group II will be distributed on each distribution date to the Class A-II Certificates until such balance is reduced to zero.

                                   EXCESS CASH FLOW
                                   The "Excess Cash Flow" from a loan group for any distribution date will derive primarily from the amount by which the interest accrued or advanced on the mortgage loans in that loan group exceeds the sum of (a) interest at the related pass-through rates on the related classes of offered certificates and (b) fees due the mortgage insurer for the applicable mortgage loans and accrued servicing fees in respect of that loan group. On each distribution date, the Excess Cash Flow for each Loan Group will be applied in the following order of priority.

                                   1)   To pay to the holders of the related
                                        offered certificates the principal
                                        portion of Realized Losses, other than a portion of Excess Losses and
                                        Extraordinary Losses, incurred on the
                                        mortgage loans in that loan group for
                                        the preceding calendar month;
                                   2)   To pay to the holders of the other
                                        offered certificates the principal
                                        portion of Realized Losses, other than a portion of Excess Losses and
                                        Extraordinary Losses, incurred on the
                                        mortgage loans in the other loan group
                                        for the preceding calendar month to the
                                        extent not covered by Excess Cash Flow
                                        from the other loan group;
                                   3)   (a) in the case of Loan Group I, to pay
                                        any Subordination Increase Amount with
                                        respect to Loan Group I and (b) in the
                                        case of Loan Group II, first to fund the Class A-II Basis Risk Reserve Fund up to $10,000 and then to pay any Subordination Increase Amount respect to Loan Group II;
                                   4)   To pay to the holders of the related
                                        offered certificates the amount of any
                                        Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;
                                   5)   To pay to the holders of the other
                                        offered certificates the amount of any
                                        Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation and Excess Cash Flow from the other loan group on that distribution date;
                                   6)   To pay to the holders of the related
                                        offered certificates any Prepayment
                                        Interest Shortfalls remaining unpaid
                                        from prior distribution dates together
                                        with interest thereon;
                                   7)   To pay to the holders of the other
                                        offered certificates any Prepayment
                                        Interest Shortfalls remaining unpaid
                                        from prior distribution dates together
                                        with interest thereon, to the extent not covered by Excess Cash Flow from the other loan group;
                                   8)   To pay to the holders of the related
                                        offered certificates, sequentially, in
                                        order of payment priority, beginning
                                        with the related Class A Certificates,
                                        and in the case of the Class A-I
                                        Certificates, on a pro rata basis, among the classes of Class A-I Certificates, any related Allocated Loss Amounts;
                                   9)   To pay to the holders of the other
                                        offered certificates any related
                                        Allocated Loss Amounts to the extent not covered by Excess Cash Flow from the other loan group;
                                   10)  in the case of Loan Group II, to pay to
                                        the Loan Group II Basis Risk Reserve
                                        Fund for distribution to the holders of
                                        the Loan Group II Certificates the
                                        amount of any Loan Group II Basis Risk
                                        Shortfalls for the current distribution
                                        date and any Loan Group II Basis Risk
                                        Shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon; and
                                   11)  To pay to the holders of the related
                                        class of Class SB Certificates and Class
                                        R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

   SUBORDINATED AMOUNT:            For either loan group on any distribution
                                   date, the excess, if any, of (a) the
                                   aggregate Stated Principal Balances of the mortgage loans in that group after giving effect to distributions of principal to be made on that distribution date over (b) the Certificate Principal Balance of the related offered certificates as of that distribution date, after taking into account the payment to those offered certificates of the related
                                   Basic Principal Amount.

   SUBORDINATION INCREASE AMOUNT:  For either loan group on any distribution date, the lesser of (x) the amount of Excess
                                   Cash Flow for that loan group remaining after covering realized losses for that loan group and, if necessary, the other loan group, and
                                   (y) the related Subordination Deficiency. For each loan group and the first [two] distribution dates, the Subordination Increase Amount will be zero.

   SUBORDINATION REDUCTION AMOUNT: For either loan group on any distribution date, the lesser of (a) the Excess
                                   Subordinated Amount for that loan group and
                                   (b) the amount of the related Principal
                                   Remittance Amount.

   SUBORDINATION DEFICIENCY:       As to either loan group and any distribution
                                   date, the excess of any of (x) the related
                                   Targeted Subordination Amount over (y) the related Subordinated Amount after giving effect to the distribution of the related
                                   Basic Principal Amount on that distribution date.

   SUBORDINATION FLOOR:            As to either loan group, an amount equal to
                                   0.50% of the aggregate original Certificate
                                   Principal Balance of the related offered certificates.

   EXCESS SUBORDINATED AMOUNT:     For either loan group on any distribution
                                   date, the excess, if any, of (a) the related
                                   Subordinated Amount on that distribution date over (b) the related Targeted Subordinated
                                   Amount.

   TRIGGER EVENT:                  As to either loan group and any distribution
                                   date on or after the related Stepdown Date,
                                   (1) the product of (x) 1.10 in the case of Loan Group I and 1.25 in the case of Loan
                                   Group II and (y) the related Sixty-Plus
                                   Delinquency Percentage, equals or exceeds (2) the related Senior Enhancement Percentage for that distribution date.

   TARGETED SUBORDINATED AMOUNT:   For either loan group and

                                   (1)  the first [two] distribution dates,
                                        zero; and

                                   (2)  any distribution date thereafter, the
                                        product of (x) [0.50]% in the case of
                                        Loan Group I and [0.50]% in the case of
                                        Loan Group II and (y) the aggregate
                                        Stated Principal Balance as of the
                                        cut-off date of the mortgage loans in
                                        that loan group.

   ALLOCATED LOSS AMOUNT:          As to any loan group, related class of
                                   offered certificates and distribution date, the sum of (x) the amount of Realized Losses, other than Excess Losses, for that loan group and the related due period that are allocated to that class of certificates and (y) any portion of the Realized Losses, other than Excess Losses, allocated to that class of certificates on the prior distribution date that has not been reimbursed.

   SIXTY-PLUS DELINQUENCY
   PERCENTAGE:                     With respect to either loan group and any
                                   distribution date, the arithmetic average, for each of the three distribution dates ending with the applicable distribution date, of the percentage equivalent of a fraction, the numerator of which is the aggregate
                                   Stated Principal Balance of the mortgage loans in that loan group that are 60 or greater days delinquent in payment of principal and interest for the relevant distribution date, including mortgaged loans in foreclosure and REO, and the denominator of which is the aggregate Stated Principal
                                   Balance of all of the mortgage loans in that loan group immediately preceding the relevant distribution date.

   SENIOR ENHANCEMENT PERCENTAGE:  As to either loan group and any distribution date, the percentage equivalent of a
                                   fraction, (i) the numerator of which is the sum of (x) the aggregate Certificate Principal Balance of the related Class M Certificates immediately prior to that distribution date and (y) the related Subordinated Amount and (ii) the denominator of which is the aggregate Stated Principal Balance of the mortgage loans in that loan group as of the end of the preceding due period.

   ALLOCATION OF LOSSES:           The subordination provided to the Class A
                                   Certificates by the related Class M
                                   Certificates, and to a class of Class M
                                   Certificates by the related class or classes of Class M Certificates with a lower payment priority, will cover Realized Losses in the mortgage loans that are defaulted mortgage loans, Fraud Losses and Special Hazard
                                   Losses, subject to the limitations set forth below and in the pooling and servicing agreement. Any Realized Losses that are not Excess Losses or Extraordinary Losses for a loan group will be allocated in the following order of priority:

                                   1)   To Excess Cash Flow for that loan group
                                        for the related distribution date;
                                   2)   To the Excess Cash Flow for the other
                                        loan group, to the extent remaining
                                        after covering Realized Losses on the
                                        mortgage loans in that other loan group
                                        for the related distribution date;
                                   3)   To the related Class SB Certificates,
                                        which represent the Subordinated Amount, until that Subordinated Amount is reduced to zero;
                                   4)   To the related Class M-3 Certificates,
                                        until reduced to zero;
                                   5)   To the related Class M-2 Certificates,
                                        until reduced to zero;
                                   6)   To the related Class M-1 Certificates,
                                        until reduced to zero;
                                   7)   Among the Class A Certificates related
                                        to the loan group that incurred the
                                        Realized Loss, allocated among the
                                        applicable classes of Class A
                                        Certificates on a pro rata basis.

                                   Any Excess Losses or Extraordinary Losses with respect to each loan group will be allocated to the related offered certificates on a pro rata basis and in an aggregate amount equal to the percentage of the loss equal to the then aggregate Certificate Principal Balance of the related offered certificates divided by the then aggregate Stated Principal Balance of the mortgage loans in the related loan group, in each case subject to the limitations set forth in the pooling and servicing agreement, and the remainder of Realized Losses will be allocated to the related Class SB Certificates.

                                   The initial Special Hazard Amount will be
                                   $[8,500,000] with respect to Loan Group I and $[11,500,000] with respect to Loan Group II. As of any date of determination and with respect to either loan group, the Special Hazard Amount shall equal the respective initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses with respect to that loan group and (B) the related adjustment amount (as described more fully in the pooling and servicing agreement).

                                   The initial Fraud Loss Amount initially will be $[25,500,000] for Loan Group I and $[34,500,000] for Loan Group II. As of any date of determination and with respect to either loan group, the related Fraud Loss Amount shall equal:

                                   (X) prior to the first anniversary of the cut-off date an amount equal to 3.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the cut-off date minus the aggregate amounts allocated through subordination with respect to Fraud Losses with respect to such loan group up to such date of determination;

                                   (Y) from the first to the second anniversary of the cut-off date, an amount equal to

                                   (1)  the lesser of (a) the Fraud Loss Amount
                                        for that loan group as of the most
                                        recent anniversary of the cut-off date
                                        and (b) 2.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus

                                   (2)  the aggregate amount allocated through
                                        subordination with respect to Fraud Loss with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination; and

                                   (Z) from the second anniversary of the
                                   cut-off date and each anniversary thereafter, an amount equal to

                                   (1)  the lesser of (a) the Fraud Loss Amount
                                        for that loan group as of the most
                                        recent anniversary of the cut-off date
                                        and (b) 1.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus

                                   (2)  the aggregate amount allocated through
                                        subordination with respect to Fraud Loss with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination.

                                   Each Special Hazard Amount and Fraud Loss
                                   Amount is subject to further reduction as described in the prospectus.

   ADVANCES:                       Prior to each distribution date, the master
                                   servicer is required to make advances, out of its own funds, with respect to any payments of principal or interest, net of the related servicing fee, that were due on the mortgage loans in any loan group during the related due period and not received as of the last business day next preceding the related determination date. The master servicer will advance funds only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

   MONTHLY FEES:                   The weighted average expense fee rate for
                                   each loan group, which consists of the
                                   servicing fee, the master servicing fee and the mortgage insurer fee, is as follows:

                                   Loan Group I:    Approximately [0.87]% per
                                                    annum, payable monthly;
                                   Loan Group II:   Approximately [1.06]% per
                                                    annum, payable monthly.

   OPTIONAL TERMINATION:           At its option, on any distribution date when
                                   the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, is less than 10% of the initial aggregate Stated Principal Balance of the related loan group, the master servicer may purchase from the trust all remaining Group I
                                   Loans or Group II Loans, as applicable, and other assets related thereto, and thereby effect early retirement of the Loan Group I
                                   Certificates or the Loan Group II
                                   Certificates.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-1 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  10.82         1.47         1.21         1.00          0.86         0.79
MODIFIED DURATION (YEARS)                              8.46         1.40         1.15         0.96          0.83         0.76
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                             11/25/16      7/25/04     12/25/03      7/25/03       3/25/03      1/25/03
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               182           34           27           22            18           16
ILLUSTRATIVE YIELD @ PAR (30/360)                     3.79%        3.79%        3.79%        3.79%         3.79%        3.79%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  16.67         3.14         2.50         2.00          1.68         1.49
MODIFIED DURATION (YEARS)                             11.11         2.85         2.30         1.86          1.58         1.40
FIRST PRINCIPAL PAYMENT                            11/25/16      7/25/04     12/25/03      7/25/03       3/25/03      1/25/03
LAST PRINCIPAL PAYMENT                              9/25/19      3/25/05      6/25/04     11/25/03       7/25/03      4/25/03
PRINCIPAL LOCKOUT (MONTHS)                              181           33           26           21            17           15
PRINCIPAL WINDOW (MONTHS)                                35            9            7            5             5            4
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.97%        4.89%        4.86%        4.82%         4.79%        4.77%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  22.30         5.05         3.87         3.00          2.42         2.12
MODIFIED DURATION (YEARS)                             12.76         4.30         3.41         2.70          2.22         1.96
FIRST PRINCIPAL PAYMENT                             9/25/19      3/25/05      6/25/04     11/25/03       7/25/03      4/25/03
LAST PRINCIPAL PAYMENT                              7/25/27      5/25/09      3/25/07     11/25/05       1/25/05      6/25/04
PRINCIPAL LOCKOUT (MONTHS)                              215           41           32           25            21           18
PRINCIPAL WINDOW (MONTHS)                                95           51           34           25            19           15
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.33%        5.28%        5.26%        5.23%         5.20%        5.18%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.92         9.90         7.03         5.00          3.93         3.22
MODIFIED DURATION (YEARS)                             13.07         7.26         5.57         4.20          3.41         2.85
FIRST PRINCIPAL PAYMENT                             7/25/27      5/25/09      3/25/07     11/25/05       1/25/05      6/25/04
LAST PRINCIPAL PAYMENT                              8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
PRINCIPAL LOCKOUT (MONTHS)                              309           91           65           49            39           32
PRINCIPAL WINDOW (MONTHS)                                26           55           48           24            17           15
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.01%        5.99%        5.97%        5.95%         5.93%        5.91%
------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-I-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  28.43        13.61        10.84         8.11          6.18         5.15
MODIFIED DURATION (YEARS)                             12.57         8.76         7.54         6.10          4.92         4.23
FIRST PRINCIPAL PAYMENT                             8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              334          145          112           72            55           46
PRINCIPAL WINDOW (MONTHS)                                 8           21           21           32            30           28
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.61%        6.59%        6.58%        6.57%         6.55%        6.54%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-5 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  28.98        16.38        13.42        10.30          7.74         6.09
MODIFIED DURATION (YEARS)                             12.65         9.67         8.58         7.15          5.75         4.76
FIRST PRINCIPAL PAYMENT                             8/25/29     11/25/13      2/25/11     10/25/07       5/25/06      8/25/05
LAST PRINCIPAL PAYMENT                              8/25/31      9/25/27      1/25/24     10/25/19       7/25/16      2/25/15
PRINCIPAL LOCKOUT (MONTHS)                              334          145          112           72            55           46
PRINCIPAL WINDOW (MONTHS)                                25          167          156          145           123          115
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.61%        6.64%        6.65%        6.65%         6.64%        6.60%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  13.20         7.51         6.99         6.50          5.97         5.50
MODIFIED DURATION (YEARS)                              8.64         5.77         5.47         5.17          4.84         4.53
FIRST PRINCIPAL PAYMENT                            10/25/04     10/25/04     10/25/04     10/25/04      12/25/04      1/25/05
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                               36           36           36           36            38           39
PRINCIPAL WINDOW (MONTHS)                               306          130           97           68            47           35
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.12%        6.10%        6.09%        6.09%         6.08%        6.08%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  13.20         7.53         7.04         6.64          6.39         6.27
MODIFIED DURATION (YEARS)                              8.64         5.78         5.49         5.25          5.09         5.02
FIRST PRINCIPAL PAYMENT                            10/25/04     10/25/04     10/25/04     10/25/04      12/25/04      1/25/05
LAST PRINCIPAL PAYMENT                              6/25/31      6/25/27     10/25/23      8/25/19       7/25/16     12/25/14
PRINCIPAL LOCKOUT (MONTHS)                               36           36           36           36            38           39
PRINCIPAL WINDOW (MONTHS)                               321          273          229          179           140          120
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.12%        6.10%        6.09%        6.09%         6.09%        6.09%
------------------------------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-IO (TO CALL/MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                   1.66         1.66         1.66         1.66          1.66         1.66
MODIFIED DURATION (YEARS)                              0.97         0.97         0.97         0.97          0.97         0.97
FIRST PRINCIPAL PAYMENT                             3/25/02      3/25/02      3/25/02      3/25/02       3/25/02      3/25/02
LAST PRINCIPAL PAYMENT                              3/25/04      3/25/04      3/25/04      3/25/04       3/25/04      3/25/04
PRINCIPAL LOCKOUT (MONTHS)                                5            5            5            5             5            5
PRINCIPAL WINDOW (MONTHS)                                25           25           25           25            25           25
ILLUSTRATIVE YIELD @ 7.531373% (30/360)               5.50%        5.50%        5.50%        5.50%         5.50%        5.50%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.10         9.28         7.37         5.79          4.83         4.34
MODIFIED DURATION (YEARS)                             11.94         6.59         5.56         4.60          3.97         3.64
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      11/25/04     11/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            37           37
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            48           37
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.60%        6.57%        6.56%        6.55%         6.53%        6.52%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.23         9.80         7.89         6.26          5.21         4.66
MODIFIED DURATION (YEARS)                             11.96         6.78         5.78         4.84          4.19         3.84
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      11/25/04     11/25/04
LAST PRINCIPAL PAYMENT                              4/25/31      3/25/21      7/25/17      1/25/15       8/25/12      2/25/11
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            37           37
PRINCIPAL WINDOW (MONTHS)                               133          180          147          124            94           76
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.60%        6.59%        6.58%        6.57%         6.56%        6.55%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.10         9.28         7.37         5.79          4.81         4.30
MODIFIED DURATION (YEARS)                             11.55         6.48         5.48         4.55          3.92         3.58
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.96%        6.93%        6.92%        6.90%         6.88%        6.87%
------------------------------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-I-2 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  25.18         9.52         7.67         6.04          5.01         4.47
MODIFIED DURATION (YEARS)                             11.56         6.57         5.61         4.67          4.03         3.68
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              1/25/31      7/25/18      2/25/16      3/25/13       1/25/11     10/25/09
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               130          148          130          102            76           61
ILLUSTRATIVE YIELD @ PAR (30/360)                     6.96%        6.94%        6.93%        6.92%         6.90%        6.89%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  24.25         8.14         6.45         5.07          4.24         3.81
MODIFIED DURATION (YEARS)                             11.10         5.86         4.92         4.06          3.51         3.21
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                     7.26%        7.22%        7.20%        7.18%         7.16%        7.15%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
HEP:                                                     0%          14%          18%          23%           28%          32%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  24.25         8.14         6.45         5.07          4.24         3.81
MODIFIED DURATION (YEARS)                             11.10         5.86         4.92         4.06          3.51         3.21
FIRST PRINCIPAL PAYMENT                             4/25/20      4/25/06      5/25/05     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              3/25/30      7/25/15     10/25/12      5/25/10      10/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              222           54           43           36            36           36
PRINCIPAL WINDOW (MONTHS)                               120          112           90           68            49           38
ILLUSTRATIVE YIELD @ PAR (30/360)                     7.26%        7.22%        7.20%        7.18%         7.16%        7.15%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS A-II (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  20.94         5.23         3.63         2.50          1.89         1.56
MODIFIED DURATION (YEARS)                             13.60         4.36         3.18         2.26          1.74         1.46
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               348          170          119           83            64           54
ILLUSTRATIVE YIELD @ PAR (30/360)                     3.91%        3.91%        3.91%        3.90%         3.90%        3.90%
------------------------------------------------------------------------------------------------------------------------------

CLASS A-II (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  20.98         5.63         3.96         2.73          2.06         1.71
MODIFIED DURATION (YEARS)                             13.62         4.57         3.38         2.42          1.88         1.58
FIRST PRINCIPAL PAYMENT                            10/25/01     10/25/01     10/25/01     10/25/01      10/25/01     10/25/01
LAST PRINCIPAL PAYMENT                              8/25/31      8/25/28      4/25/23      3/25/17      10/25/13     12/25/11
PRINCIPAL LOCKOUT (MONTHS)                                0            0            0            0             0            0
PRINCIPAL WINDOW (MONTHS)                               359          323          259          186           145          123
ILLUSTRATIVE YIELD @ PAR (30/360)                     3.91%        3.92%        3.92%        3.92%         3.92%        3.92%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.07         9.33         6.49         4.69          4.03         3.85
MODIFIED DURATION (YEARS)                             15.97         7.44         5.50         4.15          3.63         3.49
FIRST PRINCIPAL PAYMENT                             6/25/25      2/25/06     10/25/04     11/25/04       1/25/05      2/25/05
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              284           52           36           37            39           40
PRINCIPAL WINDOW (MONTHS)                                64          118           83           46            25           14
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.17%        4.17%        4.17%        4.17%         4.17%        4.17%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.16        10.06         7.06         5.08          4.33         4.11
MODIFIED DURATION (YEARS)                             16.00         7.81         5.85         4.42          3.86         3.69
FIRST PRINCIPAL PAYMENT                             6/25/25      2/25/06     10/25/04     11/25/04       1/25/05      2/25/05
LAST PRINCIPAL PAYMENT                              6/25/31      1/25/23      5/25/17      8/25/12       2/25/10     11/25/08
PRINCIPAL LOCKOUT (MONTHS)                              284           52           36           37            39           40
PRINCIPAL WINDOW (MONTHS)                                73          204          152           94            62           46
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.18%        4.19%        4.19%        4.19%         4.19%        4.19%
------------------------------------------------------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-II-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.07         9.33         6.49         4.66          3.92         3.64
MODIFIED DURATION (YEARS)                             15.34         7.31         5.42         4.08          3.51         3.29
FIRST PRINCIPAL PAYMENT                             6/25/25      2/25/06     10/25/04     10/25/04      11/25/04     12/25/04
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              284           52           36           36            37           38
PRINCIPAL WINDOW (MONTHS)                                64          118           83           47            27           16
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.54%        4.54%        4.54%        4.54%         4.54%        4.54%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  27.14         9.80         6.85         4.90          4.10         3.81
MODIFIED DURATION (YEARS)                             15.36         7.54         5.64         4.25          3.65         3.42
FIRST PRINCIPAL PAYMENT                             6/25/25      2/25/06     10/25/04     10/25/04      11/25/04     12/25/04
LAST PRINCIPAL PAYMENT                              4/25/31      8/25/20      4/25/15      3/25/11      12/25/08     11/25/07
PRINCIPAL LOCKOUT (MONTHS)                              284           52           36           36            37           38
PRINCIPAL WINDOW (MONTHS)                                71          175          127           78            50           36
ILLUSTRATIVE YIELD @ PAR (30/360)                     4.54%        4.55%        4.55%        4.55%         4.55%        4.55%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.69         8.37         5.81         4.18          3.55         3.33
MODIFIED DURATION (YEARS)                             13.93         6.47         4.80         3.63          3.15         2.98
FIRST PRINCIPAL PAYMENT                             6/25/25      2/25/06     10/25/04     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                              9/25/30     11/25/15      8/25/11      8/25/08       1/25/07      3/25/06
PRINCIPAL LOCKOUT (MONTHS)                              284           52           36           36            36           36
PRINCIPAL WINDOW (MONTHS)                                64          118           83           47            28           18
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.36%        5.36%        5.36%        5.36%         5.36%        5.36%
------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3 (TO MTY)
------------------------------------------------------------------------------------------------------------------------------
CPR:                                                     0%          14%          20%          28%           35%          40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                  26.69         8.39         5.82         4.19          3.56         3.34
MODIFIED DURATION (YEARS)                             13.93         6.48         4.81         3.64          3.16         2.98
FIRST PRINCIPAL PAYMENT                             6/25/25      2/25/06     10/25/04     10/25/04      10/25/04     10/25/04
LAST PRINCIPAL PAYMENT                             11/25/30     11/25/16      6/25/12      2/25/09       6/25/07      7/25/06
PRINCIPAL LOCKOUT (MONTHS)                              284           52           36           36            36           36
PRINCIPAL WINDOW (MONTHS)                                66          130           93           53            33           22
ILLUSTRATIVE YIELD @ PAR (30/360)                     5.36%        5.37%        5.37%        5.37%         5.37%        5.37%
------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


                            GROUP II MAXIMUM RATE (%)

                                    BASED ON       BASED ON                                      BASED ON       BASED ON
                DISTRIBUTION        6m LIBOR     the Fully-                   DISTRIBUTION       6m LIBOR     the Fully-
      MONTH             DATE        @ 3.550%       ADJUSTED          MONTH            DATE       @ 3.550%       ADJUSTED
                                                   LIFETIME                                                     LIFETIME
                                                   RATE CAP                                                     RATE CAP
     1              10/25/01            8.47           8.47             46         7/25/05           9.43          13.82
     2              11/25/01            8.20           8.20             47         8/25/05           9.13          13.37
     3              12/25/01            8.47           8.47             48         9/25/05           9.13          13.73
     4               1/25/02            8.20           8.20             49        10/25/05           9.43          14.48
     5               2/25/02            8.20           8.20             50        11/25/05           9.13          14.02
     6               3/25/02            9.08           9.08             51        12/25/05           9.43          14.48
     7               4/25/02            8.20           8.20             52         1/25/06           9.13          14.02
     8               5/25/02            8.47           8.47             53         2/25/06           9.13          14.02
     9               6/25/02            8.20           8.20             54         3/25/06          10.11          15.91
    10               7/25/02            8.47           8.47             55         4/25/06           9.13          14.37
    11               8/25/02            8.20           8.20             56         5/25/06           9.43          14.85
    12               9/25/02            8.20           8.20             57         6/25/06           9.13          14.37
    13              10/25/02            8.47           8.47             58         7/25/06           9.43          14.85
    14              11/25/02            8.20           8.20             59         8/25/06           9.13          14.37
    15              12/25/02            8.47           8.47             60         9/25/06           9.13          14.40
    16               1/25/03            8.20           8.20             61        10/25/06           9.43          14.88
    17               2/25/03            8.20           8.20             62        11/25/06           9.13          14.40
    18               3/25/03            9.08           9.08             63        12/25/06           9.43          14.88
    19               4/25/03            8.20           8.20             64         1/25/07           9.13          14.40
    20               5/25/03            8.47           8.48             65         2/25/07           9.13          14.40
    21               6/25/03            8.20           8.20             66         3/25/07          10.11          15.94
    22               7/25/03            8.47           8.48             67         4/25/07           9.13          14.40
    23               8/25/03            8.20           8.20             68         5/25/07           9.43          14.88
    24               9/25/03            8.20           8.20             69         6/25/07           9.13          14.40
    25              10/25/03            9.10          10.22             70         7/25/07           9.43          14.88
    26              11/25/03            8.80           9.89             71         8/25/07           9.13          14.40
    27              12/25/03            9.10          10.22             72         9/25/07           9.13          14.40
    28               1/25/04            8.80           9.89             73        10/25/07           9.43          14.88
    29               2/25/04            8.80           9.89             74        11/25/07           9.13          14.40
    30               3/25/04            9.41          10.57             75        12/25/07           9.43          14.88
    31               4/25/04            8.80          10.64             76         1/25/08           9.13          14.40
    32               5/25/04            9.10          10.99             77         2/25/08           9.13          14.40
    33               6/25/04            8.80          10.64             78         3/25/08           9.76          15.39
    34               7/25/04            9.10          11.00             79         4/25/08           9.13          14.40
    35               8/25/04            8.80          10.64             80         5/25/08           9.43          14.88
    36               9/25/04            9.13          11.51             81         6/25/08           9.13          14.40
    37              10/25/04            9.43          12.68             82         7/25/08           9.43          14.88
    38              11/25/04            9.13          12.27             83         8/25/08           9.13          14.40
    39              12/25/04            9.43          12.68
    40               1/25/05            9.13          12.27
    41               2/25/05            9.13          12.27
    42               3/25/05           10.11          13.97
    43               4/25/05            9.13          13.37
    44               5/25/05            9.43          13.82
    45               6/25/05            9.13          13.37


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------
 POOL                                             GROUP I (FIXED)         GROUP II (ARMS)
------------------------------------------------------------------------------------------
 Current Principal Balance (as of 8/_/01)         $755,269,550.01       $1,011,640,089.63
 Loan Count                                                 9,300                   8,456
 Average Current Principal Balance                     $81,211.78             $119,635.77
 Range of Original Principal Balance      $5,060.00 - $500,000.00 $15,000.00 - 675,000.00
         Up to $25,000.00                                   2.33%                   0.11%
         $25,000.01 to $50,000.00                          11.18%                   3.48%
         $50,000.01 to $75,000.00                          17.96%                  10.54%
         $75,000.01 to $100,000.00                         16.69%                  13.13%
         $100,000.01 to $125,000.00                        12.97%                  14.29%
         $125,000.01 to $150,000.00                         9.95%                  12.81%
         $150,000.01 to $175,000.00                         7.43%                   9.41%
         $175,000.01 to $200,000.00                         5.12%                   8.31%
         $200,000.01 to $300,000.00                        11.21%                  19.33%
         $300,000.01 to $400,000.00                         4.73%                   7.82%
         $400,000.01 to $500,000.00                         0.42%                   0.40%
         $500,000.01 to $600,000.00                            --                   0.11%
         $600,000.01 or higher                                 --                   0.26%
------------------------------------------------------------------------------------------
 WA Gross Coupon                                           9.993%                  9.536%
 WA Net Coupon                                             9.120%                  8.472%
 Range of Gross Coupons                          6.600% - 16.990%          6.95% - 15.50%
         6.000% to 6.999%                                   0.02%                   0.04%
         7.000% to 7.999%                                   2.21%                   6.12%
         8.000% to 8.999%                                  17.43%                  26.79%
         9.000% to 9.999%                                  36.75%                  36.58%
         10.000% to 10.999%                                26.81%                  23.50%
         11.000% to 11.999%                                11.41%                   5.98%
         12.000% to 12.999%                                 3.55%                   0.87%
         13.000% to 13.999%                                 1.60%                   0.12%
         14.000% to 14.999%                                 0.15%                      --
         15.000% to 15.999%                                 0.04%                   0.01%
         16.000% to 16.999%                                 0.02%                      --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 WA Margin                                                     --                  6.948%
 WA Lifetime Rate Cap                                          --                 15.944%
 WA Lifetime Rate Floor                                        --                   9.04%
 WA Initial Periodic Cap                                       --                  2.644%
 WA Periodic Cap                                               --                  1.143%
 WA Months to Roll                                             --                      27
 Index Type: 6-Mo LIBOR / 1-Yr Treasury                        --          99.95% / 0.05%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 WA Remaining Amortization Term (mos)                         339                     359
 WA Age (mos)                                                   1                       0
 WA Original Term to Maturity (mos)                           307                     360
 WA Remaining Term to Maturity (mos)                          307                     359
------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
POOL                                     GROUP I (FIXED)        GROUP II (ARMS)
--------------------------------------------------------------------------------
 Balloon / Fully Amortizing              17.65% / 82.35%        0.00% / 100.00%
 First Lien / Second Lien                 96.02% / 3.98%        100.00% / 0.00%
--------------------------------------------------------------------------------
 CREDIT SCORE
 Weighted Average Credit Score                       606                    604
 Range of Credit Scores                       409 to 814             436 to 801
         400 to 459                                0.14%                  0.04%
         460 to 499                                1.06%                  0.94%
         500 to 539                                6.54%                  6.87%
         540 to 579                               21.56%                 23.69%
         580 to 619                               33.12%                 33.00%
         620 to 659                               24.94%                 23.81%
         660 to 699                                8.42%                  7.69%
         700 to 739                                2.69%                  2.62%
         740 to 779                                0.97%                  0.85%
         780 to 819                                0.22%                  0.16%
         Not Available                             0.32%                  0.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CREDIT GRADES
         A4                                       35.90%                 32.38%
         AX                                       27.85%                 27.68%
         AM                                       18.99%                 21.03%
         B                                        12.30%                 13.99%
         C                                         3.51%                  3.39%
         CM                                        1.44%                  1.53%
--------------------------------------------------------------------------------
 ORIGINAL LTV*
 Weighted Average Original LTV*                   80.10%                 82.06%
         Up to 40.00%                              1.48%                  0.46%
         40.01% to 50.00%                          2.01%                  0.90%
         50.01% to 60.00%                          3.51%                  2.21%
         60.01% to 70.00%                          8.76%                  6.54%
         70.01% to 80.00%                         36.91%                 36.69%
         80.01% to 90.00%                         39.61%                 46.72%
         90.01% to 100.00%                         7.71%                  6.47%
--------------------------------------------------------------------------------


* With respect to the junior Group I Loans, this table was calculated using the combined loan-to-value ratio for such Group I Loans.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                       COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS3 TRUST


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------
POOL                                             GROUP I (FIXED)       GROUP II (ARMS)
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PROPERTY TYPE
 Single-family detached                                   84.56%                81.12%
 Planned Unit Developments (detached)                      4.41%                 9.10%
 Two- to four-family units                                 5.18%                 4.61%
 Condo Low-Rise (less than 5 stories)                      2.23%                 2.53%
 Condo Mid-Rise (5 to 8 stories)                           0.11%                 0.15%
 Condo High-Rise (9 stories or more)                       0.10%                 0.08%
 Manufactured Home                                         1.28%                 0.35%
 Townhouse                                                 0.99%                 0.71%
 Townhouse (2 to 4 family units)                           0.06%                 0.05%
 Planned Unit Developments (attached)                      1.01%                 1.30%
 Leasehold                                                 0.06%                 0.01%
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OCCUPANCY STATUS
 Owner Occupied                                           89.29%                93.38%
 Non-Owner Occupied                                        9.71%                 5.98%
 Second/Vacation Home                                      1.01%                 0.64%
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DOCUMENTATION
 Full Documentation                                       80.70%                84.63%
 Limited Documentation                                    19.30%                15.37%
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LOAN PURPOSE
 Equity Refinance                                         65.58%                48.60%
 Purchase                                                 26.33%                44.02%
 Rate/Term Refinance                                       8.09%                 7.39%
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PREPAYMENT PENALTIES TERMS
          None                                            29.93%                15.87%
          12 months                                        6.61%                 5.55%
          24 months                                        2.86%                29.65%
          36 months                                       41.06%                44.08%
          48 months                                        0.19%                 0.10%
          60 months                                       18.64%                 4.04%
          Other (not more than 60 months)                  0.71%                 0.71%
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GEOGRAPHIC CONCENTRATION (> 5%)                         8.75% FL             14.17% CA
                                                        8.19% TX              8.19% TX
                                                        7.98% CA              6.70% MI
                                                        5.96% MI              5.30% FL
                                                                              5.23% IL
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



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.